UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-7064

The Target Portfolio Trust

(Exact name of registrant as specified in charter)

Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102
(Address of principal executive offices)

Lori E. Bostrom

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code:     973-367-1495

Date of fiscal year end:     12/31/03

Date of reporting period:  12/31/03

Item 1 – Reports to Stockholders – [INSERT REPORT]

The TARGET Portfolio Trust®

Annual Report

December 31, 2003

TARGET

A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM

Dear TARGET Shareholder:

February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of The TARGET Portfolio Trust, I’d like to provide you with an update on the issues as they pertain to your Portfolio.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

The frequent trading of shares in response to short-term fluctuations in the market is known as “market timing”. When market timing occurs in violation of a fund’s prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund’s performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios as of 12/31/03
	Total Returns[1] (Without TARGET Program Fee) One Year	Average Annual Total Returns[1] (With TARGET Program Fee)
		One Year	Five Years	Ten Years[2]
Large Capitalization Growth Portfolio	39.53%	37.45%	–1.55%	8.50%

S&P 500 Index[4]	28.67	28.67	–0.57	11.06

Russell 1000 Growth Index[4]	29.75	29.75	–5.11	9.21

Lipper Large-Cap Core Funds Avg.[5]	25.59	25.59	–1.75	8.78

Large Capitalization Value Portfolio	36.38%	34.35%	2.75%	9.35%

S&P 500 Index[4]	28.67	28.67	–0.57	11.06

Russell 1000 Value Index[4]	30.03	30.03	3.56	11.88

Lipper Multi-Cap Value Funds Avg.[5]	30.80	30.80	4.95	11.00

Small Capitalization Growth Portfolio	33.05%	31.07%	–2.65%	3.83%

Russell 2000 Index[4]	47.25	47.25	7.13	9.47

Russell 2000 Growth Index[4]	48.54	48.54	0.86	5.43

Lipper Small-Cap Growth Funds Avg.[5]	44.36	44.36	4.88	8.53

Small Capitalization Value Portfolio	47.10%	44.91%	12.96%	10.34%

Russell 2000 Index[4]	47.25	47.25	7.13	9.47

Russell 2000 Value Index[4]	46.03	46.03	12.28	12.70

Lipper Small-Cap Core Funds Avg.[5]	44.24	44.24	10.07	10.04

International Equity Portfolio	28.76%	26.84%	–2.00%	3.62%

MSCI EAFE Index[4]	38.59	38.59	–0.05	4.47

Lipper International Funds Avg.[5]	34.74	34.74	1.28	4.65

Fixed Income Portfolios as of 12/31/03
International Bond Portfolio	5.31%	4.26%	1.05%	2.28% (2.24)[2,3]

Citigroup Non-U.S. WGBI–Hedged[4]	1.88	1.88	5.44	8.27[2]

Citigroup Non-U.S. WGBI–Unhedged[4]	18.52	18.52	5.21	6.89[2]

Lipper International Income Funds Avg.[5]	15.75	15.75	5.89	7.20[2]

Total Return Bond Portfolio	6.22%	5.17%	5.75%	6.07%

Lehman Brothers Aggregate Bond Index[4]	4.10	4.10	6.62	6.95

Lehman Brothers Govt/Credit Bond Index[4]	4.67	4.67	6.66	6.98

Lipper Corporate Debt BBB-Rated Funds Avg.[5]	8.23	8.23	6.11	6.49

Intermediate-Term Bond Portfolio	4.58%	3.54%	5.44%	5.65%

Lehman Brothers Int. Govt/Credit Bond Index[4]	4.31	4.31	6.65	6.63

Lipper Int. Inv.-Grade Debt Funds Avg.[5]	4.55	4.55	5.82	6.17

Mortgage Backed Securities Portfolio	2.20%	1.18%	4.89%	5.48% (5.47)[3]

Lehman Brothers Mortgage-Backed Securities Index[4]	3.07	3.07	6.55	6.89

Citigroup Mortgage-Backed Securities Index[4]	3.07	3.07	6.59	6.91

Lipper U.S. Mortgage Funds Avg.[5]	2.48	2.48	5.68	5.88

2	THE TARGET PORTFOLIO TRUST

Money Market Portfolio as of 12/31/03
	Total Returns[1] (Without TARGET Program Fee) One Year	Net Asset Value (NAV)	7-Day Current Yield
U.S. Government Money Market Portfolio[7]	0.70%	$1.00	0.55%

Lipper U.S. Government Money Market Funds Avg.[5]	0.46	N/A	N/A

iMoneyNet, Inc. All Taxable Money Market Fund Avg.[6]	N/A	N/A	0.53

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC, Lipper Inc., and iMoneyNet, Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The one-year total returns (without advisory fee) do not reflect a deduction for the annual TARGET program fee. Returns would be lower if the fee were deducted. The average annual total returns for the TARGET portfolios assume the imposition of the maximum TARGET annual advisory fee of 1.50% for stock portfolios and 1% for bond portfolios for retail investors. Returns for retirement accounts will differ. The maximum advisory fees for these accounts are 1.25% and 1.35% of equity portfolio and bond portfolio assets respectively. The returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2The inception date for the International Bond Portfolio is 5/17/94, and therefore the performance is for the since-inception period. 3Without waiver of fees and/or expense subsidization, the portfolios’ returns would have been lower, as indicated in parentheses. 4Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. The Standard & Poor’s Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how the stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stocks have performed. The Citigroup Non-U.S. World Government Bond Index (WGBI)–Hedged is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure hedged to the U.S. dollar. The Citigroup Non-U.S. World Government Bond Index (WGBI)–Unhedged is an unmanaged index of approximately 600 high-quality bonds issued in several different currencies. It gives a broad look at how foreign bonds have performed. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. The Lehman Brothers Government/Credit Bond Index (formerly Lehman Brothers Government/Corporate Bond Index) is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bonds have performed. The Lehman Brothers Intermediate Government/Credit Bond Index (formerly Lehman Brothers Intermediate Government/Corporate Bond Index) is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad look at how intermediate-term bonds have performed. The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and

THE TARGET PORTFOLIO TRUST	3

30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. Each of them gives a broad look at how mortgage-backed securities have performed. 5The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they included the effects of sales charges or taxes. Large-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Multi-Cap Value funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index. Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. International funds invest their assets in securities with primary trading markets outside of the United States. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. 6The iMoneyNet, Inc. Average is based upon the average yield of all mutual funds in the iMoneyNet, Inc. All Taxable Money Market Fund category. 7An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although this Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Portfolio.

4	THE TARGET PORTFOLIO TRUST

Investment Advisers’ Report

DECEMBER 31, 2003	ANNUAL REPORT

The TARGET Portfolio Trust

Investment Advisers’ Report

Large Capitalization Growth Portfolio

The total return of the Large Capitalization Growth Portfolio, subadvised by Oak Associates, Ltd. and Columbus Circle Investors LLC, was 39.53% during the one-year period ended December 31, 2003. During the same period, the S&P 500 Index returned 28.67%, the Russell 1000 Growth Index returned 29.75%, and the Lipper Large-Cap Core Funds Average returned 25.59%.

Oak Associates, Ltd.

The year 2003 was a good one for the equity markets in general, and Oak Associates’ portion of the Portfolio significantly outperformed the S&P 500 Index. This was due to a variety of factors, including strong top-down economic analysis, a concentration in the stocks in which Oak had the highest confidence, low turnover, and Oak’s maintaining the Portfolio’s top performers as they continued to appreciate during the year.

Oak Associates takes a top-down approach to determine the sectors that it believes will provide the Portfolio with optimal long-term growth. It then concentrates the number of sectors in which to invest, as well as the number of securities to hold. During the year, Oak felt that technology, healthcare, and financial services would be the driving forces of productivity and economic growth. These sectors have also tended to outperform on a longer-term basis following an economic recovery.

This stance proved beneficial as all three sectors positively impacted the Portfolio during the year. Oak’s technology holdings generated the greatest relative results, highlighted by its semiconductors and networking stocks, many of which more than doubled in price. These securities performed well as investors anticipated an increase in demand due to stronger business spending. Examples of technology holdings that generated strong results were Veritas Software, Juniper Networks, EMC Corp., Cisco Systems, and Xilinx Inc. The Portfolio’s financial stocks also did well after starting the year slowly. Examples of winning holdings in this area were Morgan Stanley and Citigroup. Oak’s healthcare positions tended to lag the overall market until the fourth quarter, consistent with what one would expect in the earlier stages of an economic recovery. As the economic recovery evolved, healthcare began to reverse its underperformance. The sector has also experienced a relief rally after passage of the Medicare reform bill. An example of a healthcare stock that performed well toward the end of the year was Pfizer, Inc.

6	THE TARGET PORTFOLIO TRUST

Columbus Circle Investors LLC

Columbus Circle Investors’ (CCI) portion of the Portfolio outperformed the S&P 500 Index during 2003. For the most part, smaller and less established growth stocks generated the best results during the year. The factors that hindered stock performance in 2002 reversed course in 2003 as investors became less risk averse and increasingly more willing to pay higher multiples for future results, especially in the technology and cyclical sectors. The market’s rally gained momentum during the year as corporate earnings continued to show positive signs, inflation and interest rates remained stable, and the employment picture began to improve.

The greatest lift to CCI’s portion of the portfolio during the reporting period came from its exposure to technology, financials, and consumer discretionary stocks. These sectors benefited as consumers continued to show the strong spending patterns they had shown through most of the previous decade. Although CCI’s portion of the Portfolio was underweight in healthcare, the stocks selected in this area outperformed the healthcare component of the Index. For example, CCI identified opportunities in medical technology (Boston Scientific), biotechnology (Amgen), and healthcare services (Aetna). In the technology sector, portfolio holdings Cisco Systems, Veritas Software, and Intel Corp. benefited from signs of increased capital spending and effective cost-cutting measures that were implemented in 2002. A favorable interest-rate environment and a stronger economy enabled CCI’s financial stocks, such as Capital One Financial, to make meaningful contributions to the Portfolio as well. The Portfolio was negatively affected by the poor performance of holdings Lockheed Martin and AT&T Corp. and by its underweight in the industrial sector.

THE TARGET PORTFOLIO TRUST	7

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

Large Capitalization Value Portfolio

The total return of the Large Capitalization Value Portfolio, subadvised by Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc., was 36.38% during the one-year period ended December 31, 2003. During the same period, the S&P 500 Index returned 28.67%, the Russell 1000 Value Index returned 30.03%, and the Lipper Multi-Cap Value Funds Average returned 30.80%.

Hotchkis and Wiley Capital Management, LLC

Hotchkis and Wiley’s portion of the Portfolio strongly outperformed the S&P 500 Index in 2003, driven largely by strong security selection. Positive contributions to returns in the Portfolio were broad-based, with positive returns recorded in 9 of the 10 economic sectors.

Hotchkis and Wiley follows a bottom-up approach to stock selection based on a highly disciplined investment process that emphasizes rigorous, internally generated research in order to identify out-of-favor stocks that represent solid fundamental value. The largest contributor to absolute performance was the Portfolio’s overweight in the consumer discretionary sector. Within this sector, retail stocks did particularly well, with Sears Roebuck and J.C. Penney leading the way. Sears Roebuck & Co. gained as the sale of its credit card business was finalized in November and as news of management’s plans to repurchase nearly one-third of its outstanding shares was announced. J.C. Penney benefited as the sale of its troubled Eckerd drugstore division appeared imminent. Strong results were also generated by financial stocks as insurance industry holdings Metlife, Allmerica Financial, St. Paul, and Allstate all posted double-digit gains during the year. Also making a significant contribution was the Portfolio’s exposure to Computer Associates as the stock made considerable gains along with the rest of the technology sector.

Conversely, a larger technology weighting would have boosted the Portfolio’s performance, as relatively expensive industries such as semiconductors, which were not held in the Portfolio, performed very well. The Portfolio’s holding in Eastman Kodak also detracted from results. The company’s share price fell due to investor skepticism regarding its restructuring efforts. In addition, shares of DTE Energy declined on news that its third-quarter profits fell.

8	THE TARGET PORTFOLIO TRUST

J.P. Morgan Investment Management Inc.

J.P. Morgan’s portion of the Portfolio outperformed the S&P 500 Index during the one-year period ended December 31, 2003. Throughout much of the year, investors were drawn to lower-quality, higher-risk investments, driving up price/earnings multiples for the stocks that had underperformed in recent years. In particular, stocks in the technology, financial, and industrial sectors generated superior results, while dividend-paying stocks and high-quality stable growers did not perform as well. During the year, J.P. Morgan carefully analyzed whether corporate capital spending would accelerate to help reduce the economy’s dependence on consumer spending. Toward the end of the reporting period, this appeared to be the case.

Looking at the Portfolio’s performance, it generated exceptional results from its stocks in the finance and capital markets sectors. Examples of winning holdings in these areas included Countrywide Financial, which returned 97%; FleetBoston Financial, which returned 88%; and E-Trade Financial Corp., which soared 160%. The Portfolio’s performance was also enhanced by the success of holding United States Steel Corp., as its stock returned 170% in 2003. Conversely, the poor performance of the Portfolio’s energy stocks, in particular Anadarko Petroleum Corp. (which returned only 8%) and the defense manufacturer Raytheon Co. (whose total return was close to zero), detracted from relative results.

THE TARGET PORTFOLIO TRUST	9

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

Small Capitalization Growth Portfolio

The total return of the Small Capitalization Growth Portfolio was 33.05% during the one-year period ended December 31, 2003. During the same period, the Russell 2000 Index returned 47.25%, the Russell 2000 Growth Index returned 48.54%, and the Lipper Small-Cap Growth Funds Average returned 44.36%.

The Portfolio is subadvised by Westcap Investors, LLC (which replaced Sawgrass Asset Management L.L.C. as a subadvisor during the third quarter of 2003) and RS Investment Management, L.P. (which replaced J.P. Morgan Fleming Asset Management (USA) Inc. during the fourth quarter of 2003).

Sawgrass Asset Management, L.L.C.

While Sawgrass Asset Management produced positive results during the period it served as a Portfolio subadvisor, it underperformed its indexes. This was largely the result of stock selection. In particular, Sawgrass’s performance was adversely affected due to its bias toward higher-quality stocks. During the reporting period, more speculative stocks generated the best investment results.

Westcap Investors, LLC

From its inception as a Portfolio subadvisor through the end of 2003, Westcap generated solid absolute results, but lagged the return of the Russell 2000 Growth Index over the same period. Because of its expectations for the aftermath of the war in Iraq, Westcap maintained a more conservative posture for the Portfolio than it normally would have, considering the signs of impending economic expansion. However, for much of the year, investors embraced lower-quality stocks, leaving managers of higher-quality portfolios disadvantaged from a relative performance standpoint. Many of these lower-quality companies quickly became very expensive. Given their valuations, many of these firms will have to execute their business plans to perfection in order to produce the revenue and earnings expected. Westcap believes the market has started to refocus on higher-quality companies that exhibit less risk and are selling at more reasonable price multiples. As such, it feels that, going forward, this investor focus will benefit shares of higher-quality, earnings- and cash-flow-driven companies.

10	THE TARGET PORTFOLIO TRUST

From a stock selection standpoint, Westcap’s top performing sector versus the benchmark was financials. Portfolio returns were also enhanced by an overweight in information technology. Conversely, its worst performing sector allocations were an underweight in healthcare and an overweight in energy. Westcap’s stock selection was the poorest in the industrials sector.

In the information technology sector, Avocent Corporation, Semtech Corporation, Benchmark Electronics, and Rogers Corporation were examples of companies that contributed to overall performance. In the financial sector, Investors Financial Services and Jeffries Group boosted performance. On the other hand, in the healthcare sector, ICU Medical, Zoll Medical, and Charles River Laboratories detracted from results. In the industrials sector, slowing growth rates at Coinstar and RMH Teleservices caused their stock prices to decline. Given their lower growth prospects, both of these positions have been eliminated so that Westcap can invest in companies with stronger prospects for growth over a full market cycle.

J.P. Morgan Fleming Asset Management (USA) Inc.

Although J.P. Morgan generated positive investment results during its tenure as a Portfolio subadvisor this period, it underperformed its indexes. During 2003, higher-risk, more speculative stocks generated the best results. However, J.P. Morgan generally held less risky stocks, which did not perform as well during the reporting period. J.P. Morgan’s portion of the Portfolio was also hurt due to the performance of its holding in Medcath, an owner and operator of cardiac hospitals. Medcath’s stock price fell due to disappointing earnings results.

RS Investment Management, L.P.

During the short period since its inception as a subadvisor for the Portfolio, RS Investments (RS) produced positive absolute results but underperformed its benchmark. Throughout this period, RS continued to harvest gains from many of its technology positions. While it redeployed some of the gains into other technology-related companies, RS remained valuation sensitive, and stuck to its discipline of purchasing companies selling at a discount to their growth rate. While the firm’s overall technology exposure was underweight compared with that of the benchmark, stock selection in this sector continued to be very strong and contributed the largest source of returns during the reporting period. Holdings such as Lionbridge Technologies Inc., Tumbleweed Communications Corporation, and Opnet Technologies, Inc. all enhanced results.

THE TARGET PORTFOLIO TRUST	11

The Portfolio held an overweight exposure to the consumer sector during the period. Throughout most of 2003, specialty retailers and numerous Internet-related companies generated significant gains. However, investors somewhat retreated from both of these groups late in the year, and several Portfolio positions underperformed. We view stock price weakness in certain Internet-related companies as an opportunity to expand our positions with the purchase of additional shares in companies that we believe have the best fundamentals.

Healthcare, at approximately 21% of the Portfolio, proved to be one of the weakest sectors relative to the benchmark over the period. Examples of stocks that detracted from results included a number of pharmaceutical-related stocks, including Pozen, Inc. and AtheroGenics, Inc. RS was also hurt by price weakness in several medical device and biotech positions. However, RS continues to have conviction in its research premise, and has added to these positions on price weakness.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

12	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The total return of the Small Capitalization Value Portfolio was 47.10% during the one-year period ended December 31, 2003. During the same period, the Russell 2000 Index returned 47.25%, the Russell 2000 Value Index returned 46.03%, and the Lipper Small-Cap Core Funds Average returned 44.24%.

The Portfolio is subadvised by EARNEST Partners, LLC and NFJ Investment Group L. P. (which replaced National City Investment Management Company as a subadvisor to the Portfolio in October 2003).

National City Investment Management Company

While National City Investment Management produced positive results during the period it served as a Portfolio subadvisor, it underperformed the Portfolio’s indexes. Two factors detracted from performance. National City’s portion of the Portfolio included fewer speculative stocks than the overall indexes, which detracted from results as more speculative stocks led the market. In addition, the Portfolio’s market capitalization was somewhat larger than the indexes, which hurt relative results as the smallest-cap stocks generally outperformed stocks of firms at the larger end of the small-cap range. Aside from these considerations, National City benefited from favorable stock selection during the period when it served as a subadvisor for the Portfolio.

EARNEST Partners, LLC

Equity investors were rewarded with strong results in 2003. A resilient consumer, increasing productivity, and improving corporate profitability all resulted in a solid year for equities. The year proved to be especially good for small-cap stocks, with small-cap growth stocks outperforming their value stock counterparts.

During the year, EARNEST Partners significantly outperformed its indexes. As a bottom-up manager, EARNEST focuses on identifying and investing in high-quality, attractively valued securities. The lion’s share of performance was created by individual stock selection across a variety of industries. The Portfolio’s consumer discretionary stocks enhanced results as home builders like Hovnanian (+174%) and D.R. Horton (+150%) rose sharply due to historically low mortgage rates and record home purchases. Consumer electronics manufacturer Harman International appreciated by over 148% as the company experienced strong sales of its automotive entertainment and information systems. Financial holdings, such as Americredit (+105%) and Jefferies (+58%), also boosted returns as both companies benefited from

THE TARGET PORTFOLIO TRUST	13

improvements in the overall credit and brokerage markets. EARNEST believes that equity markets will continue to benefit from low inflation coupled with a favorable fiscal and monetary policy. This combination should continue to drive consumer spending and improve corporate profitability over the long term. EARNEST also feels that the equity markets may remain volatile and that stock selection will remain the primary driver for Portfolio performance.

NFJ Investment Group L.P.

During the short period since its inception as a Portfolio subadvisor, NFJ Investment Group (NFJ) generated strong absolute results but underperformed the Russell 2000 Value Index. NFJ employs a conservative investment discipline that calls for the purchase of higher-quality companies that pay dividends. As such, NFJ typically holds lower risk stocks than those in the benchmark indexes. However, during the reporting period, riskier, more speculative stocks generated better results than their less risky counterparts.

While NFJ’s investment decisions are based on bottom-up fundamental analysis, and it looks to remain diversified across industries, its Portfolio sector exposures aided performance for the period. In particular, slight overweight positions in basic materials and energy, and an underweight position in technology boosted relative returns. During the period, NFJ’s stock selection was neutral, neither aiding nor hurting relative performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

14	THE TARGET PORTFOLIO TRUST

International Equity Portfolio

Lazard Asset Management LLC

The total return of the International Equity Portfolio, subadvised by Lazard Asset Management LLC, was 28.76% during the one-year period ended December 31, 2003. During the same period, the MSCI EAFE Index rose 38.59% and the Lipper International Funds Average returned 34.74%.

The early part of 2003, which saw a continuation of the previous year’s bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the war in Iraq, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain from an improving economy. The stocks that benefited most from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. The technology sector, which led 2002’s decline, proved to be 2003’s strongest performer. However, late in the year, there were signs that the rebound in lower-quality stocks had begun to fade as investors started focusing once again on individual company fundamentals.

For the one-year period ended December 31, 2003, the Portfolio generated strong absolute results but lagged its benchmark indexes. During the year, the Portfolio’s performance was helped by stock selection in the consumer discretionary sector. An example of a strong performing stock was Nissan Motor Co., which benefited from new model introductions and strong U.S. demand. With the leadership of CEO Carlos Ghosn, Nissan has steadily gained market share, improved its marketing efforts, rolled out new models, and implemented good capital discipline. Luxury goods manufacturer Richemont also performed well as the improving economy led to a rebound in demand for luxury items. Conversely, the Portfolio was hurt by stock selection in the financial sector. Lazard avoided unprofitable Japanese financial stocks such as Sumitomo Mitsui, Mizuho, UFJ Holdings, and Resona. However, these stocks significantly outperformed the sector and the market. Stock selection in the technology sector posed a similar problem, with unprofitable companies such as Ericsson and Alcatel significantly outperforming their peers and the overall market, while Portfolio holdings in companies with consistently high return on capital, such as Nokia, failed to fully participate in the rally.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	15

International Bond Portfolio

Fischer Francis Trees & Watts, Inc.

The total return of the International Bond Portfolio, subadvised by Fischer Francis Trees & Watts, Inc. (FFTW), was 5.31% during the one-year period ended December 31, 2003. During the same period, the Citigroup Non-U.S. World Government Bond Index–Hedged Index returned 1.88%, the Citigroup Non-U.S. World Government Bond Index–Unhedged Index returned 18.52%, and the Lipper International Income Funds Average returned 15.75%.

In May 2003, the Portfolio adopted a U.S. dollar hedged mandate instead of an unhedged mandate. This means that the Portfolio now includes contracts intended to buffer the impact of currency changes on the value of its holdings. However, bond portfolios that were hedged underperformed their unhedged counterparts in 2003 due to the sharp decline in the U.S. dollar. As a result, the Portfolio outperformed the Hedged Index and underperformed the Unhedged Index.

During the year, FFTW enhanced results through its exposure to corporate bonds. FFTW increased the Portfolio’s exposure to these securities on price weakness in 2002. This proved beneficial as corporate bonds performed well throughout much of 2003. From a country standpoint, the Portfolio’s European government bonds added to returns over the year. However, poor performance in the first and third quarters, combined with fourth-quarter Japanese government bond losses, countered these gains.

Despite strong positioning in the second and fourth quarters, FFTW’s interest-rate stance was fairly neutral for the year. This was largely due to increased interest-rate volatility in the first and third quarters. In terms of currency positioning, during the first half of 2003, currency exposures were primarily focused on a euro overweight versus the yen. For the second half of the year, the Portfolio’s positions focused more on the U.S. dollar’s weakness versus other major currencies.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

16	THE TARGET PORTFOLIO TRUST

Total Return Bond Portfolio

Pacific Investment Management Company LLC

The total return of the Total Return Bond Portfolio, subadvised by Pacific Investment Management Company LLC (PIMCO), was 6.22% in 2003 versus 4.10% for the Lehman Brothers Aggregate Bond Index, 4.67% for the Lehman Brothers Government/Credit Bond Index, and 8.23% for the Lipper Corporate Debt BBB-Rated Funds Average.

Bonds gained ground in 2003, despite volatile interest rates, led by higher-yielding corporate bonds and emerging market securities. Interest rates fell in the first half of the year as the markets were anxious about deflation, but then reversed course as the mood swung toward optimism about faster economic growth. Inflation was not a factor even in the face of surging commodity prices and a falling U.S. dollar. As such, it helped to mitigate the rise in interest rates.

For the year, the Portfolio outperformed its benchmark index, driven by favorable security selection. An allocation to Treasury inflation-protected securities (TIPS) helped returns as less volatile assets outperformed amid rising rates. Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Asset-backed bonds added to returns due to their relatively high yields. The Portfolio’s select mortgages added value as well. Modest currency exposure to the euro and yen helped returns as the U.S. dollar fell amid concern about the U.S. trade deficit. Interest-rate strategies were neutral to slightly positive as a near index duration and curve position had little impact on returns. Non-U.S. exposure, mainly to Eurozone issues, had minimal impact as rates rose in major developed markets.

Conversely, an underweight in corporate bonds had a negative impact as profits and margins improved. However, positive security selection helped to mitigate this impact. A mortgage underweight in the fourth quarter detracted from returns as lower volatility caused this area of the market to perform well.

THE TARGET PORTFOLIO TRUST	17

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

Intermediate-Term Bond Portfolio

Pacific Investment Management Company LLC

The total return of the Intermediate-Term Bond Portfolio, subadvised by Pacific Investment Management Company LLC (PIMCO), was 4.58% in 2003 versus 4.31% for the Lehman Brothers Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate Government/Corporate Bond Index) and 4.55% for the Lipper Intermediate Investment-Grade Debt Funds Average.

Bonds gained ground in 2003, despite volatile interest rates, led by higher-yielding corporate bonds and emerging market securities. Interest rates fell in the first half of the year as the markets were anxious about deflation, but then reversed course as the mood swung toward optimism about faster economic growth. Inflation was not a factor even in the face of surging commodity prices and a falling U.S. dollar. As such, it helped to mitigate the rise in interest rates.

For the year, the Portfolio outperformed its index, driven largely by active security selection. Our exposure to select mortgages was positive as attractive yields provided adequate compensation for the assumption of prepayment risk. A small allocation to Treasury inflation-protected securities (TIPS) helped returns as TIPS were less volatile amid rising rates. Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. A modest currency exposure to the euro and yen helped returns as the dollar fell amid concern about the U.S. trade deficit. Non-U.S. exposure, mainly to Eurozone issues, had minimal impact as rates rose in major developed markets. Interest-rate strategies were neutral to slightly positive. A strategy that kept the Portfolio’s duration profile near that of the Index had little impact on returns.

Conversely, an underweight in corporate securities had a strong negative impact as profits and margins improved. However, positive security selection helped mitigate some of this.

During the year, the Portfolio experienced significant portfolio turnover, which was attributable mainly to the use of certain types of mortgage securities and derivatives. We do not frequently trade holdings that generate significant transaction costs to the Portfolio, such as less liquid corporate bonds and emerging market securities. However, we often purchase mortgage pass-through securities on a to-be-announced (TBA) basis. Provided that pricing is to our advantage, we may sell a mortgage TBA

18	THE TARGET PORTFOLIO TRUST

prior to settlement date and buy or “roll” the same position forward, moving the settlement date to the next month. Although frequently rolling mortgage TBAs generates a large number of transactions, we believe that this technique can contribute to the Portfolio’s investment returns without contributing additional risk.

In the U.S. Treasury market, we frequently use futures contracts and options as substitutes for physical Treasury securities. Derivative contracts with short maturities need to be rolled forward frequently, which typically results in more trades. The cash-equivalent securities that back the mortgage and derivatives contracts also generate additional trades, but can also earn attractive returns. We believe that the benefits of these trading strategies outweigh the costs associated with them.

THE TARGET PORTFOLIO TRUST	19

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

Mortgage Backed Securities Portfolio

Wellington Management Company, LLP

The total return of the Mortgage Backed Securities Portfolio, subadvised by Wellington Management Company, LLP, was 2.20% in 2003 versus 3.07% for both the Lehman Brothers Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index, and 2.48% for the Lipper U.S. Mortgage Funds Average.

In 2003, the mortgage-backed securities market rose modestly, with the asset class experiencing significant volatility during the course of the year. During the first half of 2003, Treasury yields fell to their lowest rates in decades. The market rally (bond yields and prices move in the opposite direction) was precipitated by a weak economy and the possibility that the Federal Reserve Board (the Fed) may use “unconventional policy,” such as targeting interest rates through outright Treasury bond purchases. These low rates triggered the largest refinancing wave the mortgage-backed securities market has ever experienced. As the market became more confident in an economic recovery and the Fed removed the prospect of “unconventional policy,” yields rose sharply. Although the Fed did not raise interest rates in 2003, the reaction in the bond market resembled the last Fed tightening cycle back in 1994.

For the first half of the year, the Portfolio outperformed its Indexes due to its superior prepayment protection and security selection. In particular, the Portfolio was aided by its exposure to commercial mortgage-backed securities and Federal National Mortgage Association (FNMA) Delegated Underwriting and Servicing issues. An overweight in seasoned Government National Mortgage Association (GNMA) securities also boosted results.

In the second half of the year, the Portfolio’s longer-than-benchmark duration stance was the major detractor from performance. Interest rates rose significantly on the belief that the Fed would not use unconventional policy, such as purchasing longer Treasurys or targeting interest rates, to stimulate an economic recovery and ward off deflation.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

20	THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

Wellington Management Company, LLP

The total return of the U.S. Government Money Market Portfolio, subadvised by Wellington Management Company, LLP, was 0.70% in 2003 versus 0.46% for the Lipper U.S. Government Money Market Funds Average.

During 2003, money market securities produced fairly minimal returns. To further stimulate the economy, in June 2003, the Federal Reserve Board (the Fed) cut interest rates 0.25% to a 45-year low of 1%. This created an atmosphere that favored riskier assets, such as equities.

The primary driver of performance for the Portfolio was Wellington’s duration posture during the year compared to the 90-day Treasury Bill. When interest rates are flat or declining, portfolios with longer maturities fare comparatively better. The Portfolio’s performance was aided as its average maturity was lengthened gradually over the first half of the year in anticipation of the Fed easing.

Also enhancing results was the Portfolio’s exposure to securities issued by government-sponsored agencies. Wellington’s agency exposure remained fairly constant through the first half of 2003. However, it began to increase the Portfolio’s exposure to agencies as they became more attractive relative to repurchase agreements later in the year.

THE TARGET PORTFOLIO TRUST	21

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

Large Capitalization Growth Portfolio	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—96.6%

	Common Stocks

	Aluminum—1.2%
114,000	Alcoa, Inc.	$4,332,000

	Apparel—1.0%
52,500	Nike, Inc. (Class B shares)	3,594,150

	Computer Software & Services—13.7%
180,000	Advent Software, Inc.(a)	3,137,400
300,000	Brocade Communications Systems, Inc.(a)	1,734,000
701,500	EMC Corp.(a)	9,063,380
454,500	Microsoft Corp.	12,516,930
277,000	Oracle Corp.(a)	3,656,400
130,500	PeopleSoft, Inc.(a)	2,975,400
393,000	VERITAS Software Corp.(a)	14,603,880

		47,687,390

	Computers & Business Equipment—10.6%
1,320,900	Cisco Systems, Inc.(a)	32,084,661
139,000	Dell, Inc.(a)	4,720,440

		36,805,101

	Cosmetics & Toiletries—1.4%
36,500	Avon Products, Inc.	2,463,385
66,500	Estee Lauder Cos., Inc. (Class A shares)	2,610,790

		5,074,175

	Drugs & Healthcare—12.9%
59,000	Amgen, Inc.(a)	3,646,200
71,000	Boston Scientific Corp.(a)	2,609,960
81,000	Bristol-Myers Squibb Co.	2,316,600
106,000	Cardinal Health, Inc.	6,482,960
117,000	Caremark Rx, Inc.(a)	2,963,610
38,000	Gilead Sciences, Inc.(a)	2,209,320
32,500	Invitrogen Corp.(a)	2,275,000
162,700	Medtronic, Inc.	7,908,847
348,500	Pfizer, Inc.	12,312,505
45,000	Watson Pharmaceuticals, Inc.(a)	2,070,000

		44,795,002

	Education—0.8%
39,000	Apollo Group, Inc. (Class A shares)(a)	2,652,000

See Notes to Financial Statements

22	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Electronic Components—9.7%
729,000	Applied Materials, Inc.(a)	$16,366,050
453,000	Xilinx, Inc.(a)	17,549,220

		33,915,270

	Financial Services—15.1%
83,000	Capital One Financial Corp.	5,087,070
72,500	CIT Group, Inc.	2,606,375
304,000	Citigroup, Inc.	14,756,160
97,000	J.P. Morgan Chase & Co.	3,562,810
468,150	MBNA Corp.	11,633,528
154,400	Morgan Stanley	8,935,128
53,000	Radian Group, Inc.	2,583,750
90,000	SLM Corp.	3,391,200

		52,556,021

	Hotels & Restaurants—1.6%
227,000	McDonald’s Corp.	5,636,410

	Household Products—0.6%
53,000	Energizer Holdings, Inc.(a)	1,990,680

	Insurance—2.4%
126,000	American International Group, Inc.	8,351,280

	Internet—2.1%
79,500	Amazon.com, Inc.(a)	4,184,880
163,300	Juniper Networks, Inc.(a)	3,050,444

		7,235,324

	Machinery—1.1%
61,000	Deere & Co.	3,968,050

	Media—2.5%
36,000	Clear Channel Communications, Inc.	1,685,880
99,999	Comcast Corp. (Class A shares)(a)	3,286,967
209,500	Time Warner Cos., Inc.(a)	3,768,905

		8,741,752

	Oil Field/Equipment & Services—1.9%
48,500	Apache Corp.	3,933,350
77,000	BJ Services Co.(a)	2,764,300

		6,697,650

	Retail Trade—6.1%
211,000	GAP, Inc. (The)	4,897,310
137,000	Home Depot, Inc. (The)	4,862,130
94,500	Nordstrom, Inc.	3,241,350
190,500	Staples, Inc.(a)	5,200,650
55,000	Wal-Mart Stores, Inc.	2,917,750

		21,119,190

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	23

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Semiconductor & Semiconductor Equipment—10.5%
54,500	Analog Devices, Inc.	$2,487,925
166,000	Intel Corp.	5,345,200
325,000	Linear Technology Corp.	13,672,750
300,000	Maxim Integrated Products, Inc.	14,940,000

		36,445,875

	Telecommunications—1.4%
250,000	Corning, Inc.(a)	2,607,500
167,000	Motorola, Inc.	2,349,690

		4,957,190

	Total long-term investments (cost $226,774,040)	336,554,510

	SHORT-TERM INVESTMENT—3.6%

	Mutual Fund
12,375,527	Dryden Core Investment Fund—Taxable Money Market Series (cost $12,375,527; Note 3)	12,375,527

	Total Investments—100.2% (cost $239,149,567; Note 5)	348,930,037
	Liabilities in excess of other assets—(0.2%)	(544,987)

	Net Assets—100%	$348,385,050

(a)	Non-income producing security.

See Notes to Financial Statements

24	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—98.0%

	Common Stocks

	Aerospace/Defense—2.3%
19,400	Honeywell International, Inc.	$648,542
23,500	Lockheed Martin Corp.	1,207,900
11,300	Northrop Grumman Corp.	1,080,280
102,700	Raytheon Co.	3,085,108
12,500	United Technologies Corp.	1,184,625

		7,206,455

	Automobiles—0.7%
49,700	Ford Motor Co.	795,200
16,200	General Motors Corp.	865,080
13,400	Harley-Davidson, Inc.	636,902

		2,297,182

	Automotive Components—0.9%
2,900	Dana Corp.	53,215
141,862	Delphi Corp.	1,448,411
7,800	Johnson Controls, Inc.	905,736
6,900	Lear Corp.	423,177

		2,830,539

	Chemicals—1.5%
10,400	Air Products & Chemicals, Inc.	549,432
3,000	Dow Chemical Co.	124,710
31,700	Eastman Chemical Co.	1,253,101
7,500	EI du Pont de Nemours & Co.	344,175
8,500	Monsanto Co.	244,630
7,600	PPG Industries, Inc.	486,552
33,800	Praxair, Inc.	1,291,160
13,100	Rohm & Haas Co.	559,501

		4,853,261

	Commercial Banks—7.5%
35,300	Bank of America Corp.	2,839,179
20,400	Bank One Corp.	930,036
5,100	City National Corp.	316,812
5,000	Compass Bancshares, Inc.	196,550
14,300	First Tennessee National Corp.	630,630
41,100	FleetBoston Financial Corp.	1,794,015
21,800	GreenPoint Financial Corp.	769,976
13,800	Hibernia Corp. (Class A shares)	324,438
108,100	KeyCorp	3,169,492
9,100	Marshall & Ilsley Corp.	348,075
20,400	Mellon Financial Corp.	655,044

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	25

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Banks (cont’d)
16,300	North Fork Bancorporation, Inc.	$659,661
22,700	SouthTrust Corp.	742,971
20,800	SunTrust Banks, Inc.	1,487,200
96,700	U.S. Bancorp	2,879,726
38,200	UnionBanCal Corp.	2,198,028
53,500	Wachovia Corp.	2,492,565
23,800	Wells Fargo & Co.	1,401,582

		23,835,980

	Commercial Services & Supplies—3.0%
1,700	BearingPoint, Inc.(a)	17,153
162,500	Cendant Corp.(a)	3,618,875
194,600	Waste Management, Inc.	5,760,160

		9,396,188

	Computers & Peripherals—1.7%
49,100	Cisco Systems, Inc.(a)	1,192,639
85,100	Gateway, Inc.(a)	391,460
93,200	Hewlett-Packard Co.	2,140,804
10,500	International Business Machines Corp.	973,140
1,900	Lexmark International, Inc.(a)	149,416
12,500	NCR Corp.(a)	485,000
7,400	Oracle Corp.	93,610

		5,426,069

	Consumer Products—0.7%
3,600	Fortune Brands, Inc.	257,364
18,500	Procter & Gamble Co.	1,847,780

		2,105,144

	Cosmetics & Toiletries—0.3%
24,400	Gillette Co.	896,212

	Data Processing Systems—0.1%
6,100	First Data Corp.	250,649

	Diversified Manufacturing—0.1%
4,300	SPX Corp.(a)	252,883

	Electric Utilities—7.3%
76,700	Alliant Energy Corp.	1,909,830
4,600	Ameren Corp.	211,600
157,920	American Electric Power Co., Inc.	4,818,139
23,700	Consolidated Edison, Inc.	1,019,337
7,900	Constellation Energy Group, Inc.	309,364
22,000	DTE Energy Co.	866,800
30,300	Edison International	664,479

See Notes to Financial Statements

26	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Electric Utilities (cont’d)
75,900	Entergy Corp.	$4,336,167
149,996	FirstEnergy Corp.	5,279,860
8,700	General Electric Co.	269,526
9,000	NiSource, Inc.	197,460
22,300	PG&E Corp.(a)	619,271
16,900	Pinnacle West Capital Corp.	676,338
19,600	PPL Corp.	857,500
14,000	TXU Corp.	332,080
6,200	Wisconsin Energy Corp.	207,390
38,300	Xcel Energy, Inc.	650,334

		23,225,475

	Electrical Equipment—0.1%
1,100	Agilent Technologies, Inc.(a)	32,164
7,000	Cooper Industries, Ltd. (Class A shares)	405,510

		437,674

	Electronics—0.2%
22,500	Altera Corp.(a)	510,750
2,600	QLogic Corp.(a)	134,160
1,300	Xilinx, Inc.(a)	50,362

		695,272

	Energy Equipment & Services—0.1%
14,800	Pride International, Inc.(a)	275,872

	Exchange Traded Funds—0.1%
6,280	Ishares Russell 1000 Value Index Fund	366,564

	Financial Services—9.2%
1,700	Bear Stearns Cos., Inc. (The)	135,915
10,600	Capital One Financial Corp.	649,674
7,300	Charles Schwab Corp. (The)	86,432
165,600	CIT Group, Inc.	5,953,320
142,300	Citigroup, Inc.	6,907,242
18,900	Countrywide Credit Industries, Inc.	1,433,590
25,300	Freddie Mac	1,475,496
19,600	Goldman Sachs Group, Inc.	1,935,108
20,700	Janus Capital Group, Inc.	339,687
2,400	Legg Mason, Inc.	185,232
10,100	MBIA, Inc.	598,223
16,700	MBNA Corp.	414,995
17,700	Merrill Lynch & Co., Inc.	1,038,105
42,600	Morgan Stanley	2,465,262
161,700	Principal Financial Group, Inc. (The)	5,347,419

		28,965,700

	Food Products—1.8%
13,600	Archer-Daniels-Midland Co.	206,992
33,800	Coca-Cola Co.	1,715,350

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	27

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Food Products (cont’d)
1,100	General Mills, Inc.	$49,830
800	H.J. Heinz Co.	29,144
200	Hershey Foods Corp.	15,398
9,300	Kellogg Co.	354,144
54,700	Kraft Foods, Inc. (Class A shares)	1,762,434
69,300	Sara Lee Corp.	1,504,503

		5,637,795

	Gas & Pipeline Utilities—0.2%
19,300	El Paso Corp.	158,067
7,100	Valero Energy Corp.	329,014

		487,081

	Healthcare Equipment & Supplies—1.5%
6,600	Amgen, Inc.(a)	407,880
16,300	Bausch & Lomb, Inc.	845,970
400	Baxter International, Inc.	12,208
4,200	Bristol-Myers Squibb Co.	120,120
2,300	Eli Lilly & Co.	161,759
5,100	Gilead Sciences, Inc.(a)	296,514
11,500	Guidant Corp.	692,300
6,300	Human Genome Sciences, Inc.(a)	83,475
4,900	MedImmune, Inc.(a)	124,460
13,800	Merck & Co., Inc.	637,560
5,800	Pfizer, Inc.	204,914
8,700	Sepracor, Inc.	208,191
3,300	Watson Pharmaceuticals, Inc.(a)	151,800
16,800	Wyeth	713,160

		4,660,311

	Healthcare Providers & Services—4.1%
97,700	Aetna, Inc.	6,602,566
4,300	Anthem, Inc.(a)	322,500
366,600	Tenet Healthcare Corp.(a)	5,883,930

		12,808,996

	Homebuilding—0.1%
1,200	D.R. Horton, Inc.	51,912
3,600	KB Home	261,072
700	Pulte Homes, Inc.	65,534

		378,518

	Hotels, Restaurants & Leisure—3.9%
1,800	Carnival Corp.	71,514
80,400	Mandalay Resort Group(a)	3,595,488
300	Marriott International, Inc.	13,860

See Notes to Financial Statements

28	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Hotels, Restaurants & Leisure (cont’d)
38,300	McDonald’s Corp.	$950,989
156,900	Park Place Entertainment Corp.	1,699,227
171,800	Yum! Brands, Inc.(a)	5,909,920

		12,240,998

	Household Durables—1.8%
1,600	Black & Decker Corp.	78,912
3,900	Centex Corp.	419,835
46,600	Lennar Corp. (Class A Shares)	4,473,600
4,590	Lennar Corp. (Class B shares)	419,526
15,600	Masco Corp.	427,596

		5,819,469

	Industrial Conglomerates—1.8%
1,800	3M Co.	153,054
3,900	ITT Industries, Inc.	289,419
200,300	Tyco International Ltd. (Bermuda)	5,307,950

		5,750,423

	Industrial Machinery—0.4%
5,500	Deere & Co.	357,775
4,500	Eaton Corp.	485,910
5,300	Ingersoll-Rand Co. (Class A shares)	359,764

		1,203,449

	Insurance—10.6%
89,800	Allmerica Financial Corp.(a)	2,763,146
191,100	Allstate Corp. (The)	8,221,122
15,300	Ambac Financial Group, Inc.	1,061,667
7,300	American International Group, Inc.	483,844
600	Chubb Corp. (The)	40,860
15,400	CIGNA Corp.	885,500
26,900	Hartford Financial Services Group, Inc. (The)	1,587,907
4,100	John Hancock Financial Services, Inc.	153,750
19,300	Lincoln National Corp.	779,141
260,770	MetLife, Inc.	8,780,126
7,400	Protective Life Corp.	250,416
1,000	SAFECO Corp.	38,930
173,100	St. Paul Cos., Inc.	6,863,415
7,300	Torchmark Corp.	332,442
44,000	Travelers Property Casualty Corp., (Class A shares)	738,320
7,900	Travelers Property Casualty Corp., (Class B shares)	134,063
29,300	UnumProvident Corp.	462,061

		33,576,710

	IT Services—3.0%
14,800	Computer Sciences Corp.(a)	654,604
334,600	Electronic Data Systems Corp.	8,211,084
6,100	EMC Corp.(a)	78,812

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	29

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	IT Services (cont’d)

18,500	SunGard Data Systems, Inc.(a)	$512,635
39,400	Sun Microsystems, Inc.(a)	176,906

		9,634,041

	Leisure Equipment & Products—0.9%
113,800	Eastman Kodak Co.	2,921,246

	Manufacturing
900	Illinois Tool Works, Inc.	75,519

	Media—2.7%
4,400	E.W. Scripps Co. (Class A shares)	414,216
30,400	Fox Entertainment Group, Inc. (Class A shares)(a)	886,160
16,300	Gannett Co., Inc.	1,453,308
1,300	Knight-Ridder, Inc.	100,581
49,800	Liberty Media Corp. (Class A shares)(a)	592,122
400	McGraw-Hill Companies, Inc. (The)	27,968
63,400	Time Warner Cos., Inc.	1,140,566
11,500	Tribune Co.	593,400
41,000	Viacom, Inc. (Class B shares)	1,819,580
61,700	Walt Disney Co.	1,439,461

		8,467,362

	Metals & Mining—1.8%
129,976	Alcoa, Inc.	4,939,088
24,100	United States Steel Corp.	843,982

		5,783,070

	Multi-Utilities—0.1%
12,001	SCANA Corp.	411,034

	Networking Equipment—0.1%
16,500	Juniper Networks, Inc.(a)	308,220

	Oil & Gas—4.9%
16,200	Anadarko Petroleum Corp.	826,362
1,300	Baker Hughes, Inc.	41,808
29,400	ChevronTexaco Corp.	2,539,866
139,200	Exxon Mobil Corp.	5,707,200
78,128	Sunoco, Inc.	3,996,247
37,100	Teekay Shipping Corp.	2,115,813
9,700	Unocal Corp.	357,251

		15,584,547

	Oil Field/Equipment & Services—1.4%
34,800	ConocoPhillips	2,281,836
4,800	Cooper Cameron Corp.(a)	223,680

See Notes to Financial Statements

30	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Oil Field/Equipment & Services (cont’d)
30,700	Devon Energy Corp.	$1,757,882
15,600	Dynegy, Inc.	66,768
1,300	ENSCO International, Inc.	35,321
8,800	Rowan Cos., Inc.(a)	203,896

		4,569,383

	Paper & Forest Products—1.1%
9,500	Bowater, Inc.	439,945
15,100	Georgia-Pacific Group	463,117
3,200	Smurfit-Stone Container Corp.(a)	59,424
3,100	Temple-Inland, Inc.	194,277
35,720	Weyerhaeuser Co.	2,286,080

		3,442,843

	Railroads & Equipment—0.2%
1,800	CSX Corp.	64,692
400	FedEx Corp.	27,000
10,800	Norfolk Southern Corp.	255,420
1,700	Union Pacific Corp.	118,116

		465,228

	Real Estate Investment Trust—1.4%
1,700	Apartment Investment & Management Co.	58,650
4,300	Archstone-Smith Trust	120,314
2,100	Camden Property Trust	93,030
5,000	CarrAmerica Realty Corp.	148,900
9,100	Duke Realty Corp.	282,100
31,800	Equity Office Properties Trust	911,070
12,000	Equity Residential	354,120
11,700	General Growth Properties, Inc.	324,675
2,500	Highwoods Properties, Inc.	63,500
5,700	Hospitality Properties Trust	235,296
2,900	Mack-Cali Realty Corp.	120,698
25,585	Plum Creek Timber Co., Inc.	779,063
12,700	ProLogis Trust	407,543
6,500	Rouse Co. (The)	305,500
6,500	United Dominion Realty Trust, Inc.	124,800

		4,329,259

	Retailing—6.9%
8,900	Abercrombie & Fitch Co. (Class A shares)(a)	219,919
107,400	Albertson’s, Inc.	2,432,610
31,100	CVS Corp.	1,123,332
16,300	Federated Department Stores, Inc.(a)	768,219
19,900	Home Depot, Inc. (The)	706,251
274,700	J. C. Penney Co., Inc.	7,219,116
10,200	Kohl’s Corp.(a)	458,388

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	31

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Retailing (cont’d)
6,600	May Department Stores Co. (The)	$191,862
192,000	Sears, Roebuck & Co.	8,734,080

		21,853,777

	Semiconductors & Semiconductor Equipment—0.1%
800	Intersil Corp. (Class A shares)(a)	19,880
5,800	Micron Technology, Inc.(a)	78,126
1,400	Novellus Systems, Inc.(a)	58,870

		156,876

	Software—2.2%
9,600	BMC Software, Inc.(a)	179,040
229,200	Computer Associates International, Inc.	6,266,328
8,500	Mercury Interactive Corp.(a)	413,440
2,700	Take-Two Interactive Software, Inc.	77,787

		6,936,595

	Supplier & Networking Equipment—0.1%
21,100	Lucent Technologies, Inc.(a)	59,924
43,000	Tellabs, Inc.(a)	362,490

		422,414

	Telecommunications Services—2.8%
18,820	AT&T Corp.	382,046
24,000	AT&T Wireless Services, Inc.(a)	191,760
35,100	BellSouth Corp.	993,330
13,700	Corning, Inc.(a)	142,891
9,796	Hughes Electronics Corp(a)	162,125
26,400	Qwest Communications International, Inc.(a)	114,048
109,300	SBC Communications, Inc.	2,849,451
51,300	Sprint Corp. (PCS Group)(a)	288,306
112,400	Verizon Communications, Inc.	3,942,992

		9,066,949

	Textiles, Apparel & Luxury Goods—0.9%
67,900	Jones Apparel Group, Inc.	2,392,117
6,000	Nike, Inc. (Class B shares)	410,760

		2,802,877

	Thrifts & Mortgage Finance—1.3%
100,000	Washington Mutual, Inc.	4,012,000

	Tobacco—3.6%
210,200	Altria Group, Inc.	11,439,084

See Notes to Financial Statements

32	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Toys & Amusements—0.4%
19,500	Hasbro, Inc.	$414,960
40,900	Mattel, Inc.	788,143

		1,203,103

	Trading Companies & Distributors—0.1%
3,500	W.W. Grainger, Inc.	165,865

	Total common stocks (cost $242,207,954)	309,932,161

	Preferred Stock

	Media
1	News Corp. Ltd. (cost $29)	30

	Total long-term investments (cost $242,207,983)	309,932,191

	SHORT-TERM INVESTMENT—3.3%

	Mutual Fund
10,363,339	Dryden Core Investment Fund—Taxable Money Market Series (cost $10,363,339; Note 3)	10,363,339

	Total Investments—101.3% (cost $252,571,322; Note 5)	320,295,530
	Liabilities in excess of other assets—(1.3%)	(4,164,907)

	Net Assets—100%	$316,130,623

(a)	Non-income producing security.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	33

Small Capitalization Growth Portfolio	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—93.8%

	Common Stocks

	Air Freight & Logistics—1.4%
47,838	Forward Air Corp.(a)	$1,315,545
41,947	Vitran Corporation, Inc.	593,550

		1,909,095

	Airlines—0.5%
49,550	Pinnacle Airlines Corp.	688,250

	Automobiles—0.9%
18,036	Monaco Coach Corp.	429,257
11,270	Winnebago Industries, Inc.	774,812

		1,204,069

	Banking & Finance—1.2%
24,150	Franklin Bank Corp., Houston TX	458,850
13,050	PrivateBancorp, Inc.	594,036
30,100	World Acceptance Corp.(a)	599,291

		1,652,177

	Biotechnology—0.9%
13,132	Connetics Corp.	238,477
28,800	Discovery Laboratories, Inc.	302,112
15,048	IDEXX Laboratories, Inc.(a)	696,422

		1,237,011

	Business Services—0.9%
3,104	Digital Insight Corp.(a)	77,290
60,050	Lionbridge Technologies	577,081
35,250	Marlin Business Services, Inc.(a)	613,349

		1,267,720

	Capital Markets—2.9%
40,161	Investors Financial Services Corp.	1,542,584
75,018	Jefferies Group, Inc.	2,477,094

		4,019,678

	Commercial Banks—1.2%
15,950	First Community Bancorp/CA	576,433
15,050	Nara Bancorp, Inc.	410,865
17,000	Southwest Bancorporation of Texas, Inc.(a)	660,450

		1,647,748

See Notes to Financial Statements

34	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Services & Supplies—4.0%
13,950	Bright Horizons Family Solutions, Inc.	$585,900
28,074	ChoicePoint, Inc.(a)	1,069,339
13,220	Hewitt Associates, Inc.	395,278
49,912	Kroll, Inc.(a)	1,297,712
39,200	Netbank, Inc.	523,320
27,400	Sylvan Learning Systems, Inc.(a)	788,846
18,400	Telik, Inc.	423,384
66,950	Tripath Imaging, Inc.	522,210

		5,605,989

	Communications Equipment—4.1%
172,600	Adaptec, Inc.	1,524,058
21,700	Alvarion Ltd.	250,635
83,550	Andrew Corp.(a)	961,661
60,832	Avocent Corp.	2,221,585
15,778	Black Box Corp.	726,892

		5,684,831

	Computer Services—0.7%
29,800	Citadel Security Software, Inc.	113,240
19,750	Equinix, Inc.	556,950
14,850	eSpeed, Inc.(a)	347,639

		1,017,829

	Computers & Peripherals—4.0%
43,400	Dynamex, Inc.	520,800
80,600	Emulex Corp.	2,150,408
22,750	Kintera, Inc.	282,100
50,700	Phoenix Technologies Ltd.(a)	409,656
50,671	Planar Systems, Inc.	1,232,319
99,700	Sapient Corp.(a)	558,320
58,900	Synplicity, Inc.	461,187

		5,614,790

	Construction & Engineering—1.0%
37,950	Essex Corp.	356,351
20,687	Jacobs Engineering Group, Inc.	993,182

		1,349,533

	Diversified Financial Services—4.0%
28,620	Affiliated Managers Group, Inc.(a)	1,991,666
57,122	Financial Federal Corp.	1,745,077
32,834	Gabelli Asset Management, Inc. (Class A shares)	1,306,793
38,550	Per-Se Technologies, Inc.	588,273

		5,631,809

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	35

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Drugs & Healthcare—0.7%
18,011	Enzon Pharmaceuticals, Inc.(a)	$216,132
35,700	Province Healthcare Co.(a)	571,200
9,200	Serologicals Corp.(a)	171,120

		958,452

	Electronic Equipment & Instruments—5.4%
42,300	Asyst Technologies, Inc.(a)	733,905
69,375	Benchmark Electronics, Inc.(a)	2,414,943
23,429	Fisher Scientific International, Inc.(a)	969,258
781	Global Imaging Systems, Inc.(a)	24,797
52,350	GrafTech International, Ltd.(a)	706,725
66,100	Innovex, Inc.	557,223
36,050	Rogers Corp.	1,590,526
21,200	Veeco Instruments, Inc.	597,840

		7,595,217

	Energy Equipment & Services—2.4%
49,500	Cal Dive International, Inc.(a)	1,193,445
27,900	Dril-Quip, Inc.	454,770
150,150	Grey Wolf, Inc.(a)	561,561
29,850	Hydril Co.	714,311
25,000	Maverick Tube Corp.(a)	481,250

		3,405,337

	Food & Staples Retailing—1.6%
22,700	Buffalo Wild Wings, Inc.(a)	589,065
28,635	Performance Food Group Co.(a)	1,035,728
53,300	Wild Oats Markets, Inc.(a)	689,169

		2,313,962

	Healthcare Equipment & Supplies—4.5%
45,542	American Medical Systems Holdings, Inc.(a)	992,815
6,870	Beckman Coulter, Inc.	349,202
11,538	Edwards Lifesciences Corp.(a)	347,063
32,100	I-Flow Corp.(a)	446,511
32,775	Inamed Corp.(a)	1,575,166
36,000	Intuitive Surgical, Inc.(a)	615,239
26,150	Laserscope(a)	407,679
58,750	Orthologic Corp.(a)	360,138
8,700	Ventana Medical Systems, Inc.(a)	342,780
24,950	Vicuron Pharmaceuticals, Inc.(a)	465,318
12,424	Zoll Medical Corp.(a)	440,804

		6,342,715

	Healthcare Providers & Services—1.5%
13,700	Kindred Healthcare, Inc.(a)	712,126

See Notes to Financial Statements

36	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Healthcare Providers & Services (cont’d)
30,814	Priority Healthcare Corp. (Class B shares)(a)	$742,926
35,950	Providence Service Corp. (The)(a)	581,671

		2,036,723

	Hotels, Restaurants & Leisure—2.9%
38,602	Alliance Gaming Corp.(a)	951,539
20,013	Chicago Pizza & Brewery, Inc.(a)	298,594
24,389	Mandalay Resort Group(a)	1,090,676
70,920	Rare Hospitality International, Inc.(a)	1,733,285

		4,074,094

	Household Durables—0.7%
25,065	Toll Brothers, lnc.(a)	996,584

	Insurance—3.0%
43,266	American Medical Security Group, Inc.	970,024
30,606	Infinity Property & Casualty Corp.	1,011,528
27,560	LabOne, Inc.	894,873
18,500	ProAssurance Corp.(a)	594,775
33,350	Scottish Annuity & Life Holdings, Ltd.	693,013

		4,164,213

	Internet Software & Services—3.0%
24,100	InfoSpace, Inc.(a)	555,505
42,900	United Online, Inc.(a)	720,291
172,162	ValueVision Media, Inc.	2,875,105

		4,150,901

	IT Services—1.8%
111,751	Ciber, Inc.(a)2	967,764
74,359	Keane, Inc.(a)	1,088,615
18,650	Radware Ltd.(a)	508,213

		2,564,592

	Leisure Equipment & Products—1.2%
78,900	Image Entertainment, Inc.(a)	325,857
42,950	K2, Inc.	653,270
16,530	Multimedia Games, Inc.(a)	679,383

		1,658,510

	Machinery—0.6%
11,190	Applied Films Corp.(a)	369,494
34,800	Intevac, Inc.	491,028

		860,522

	Media—7.7%
74,200	CNET Networks, Inc.(a)	506,044
45,889	Cox Radio, Inc.(a)	1,157,779
66,100	Digitas, Inc.(a)	616,052

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	37

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Media (cont’d)
59,260	Emmis Communications Corp.(Class A shares)(a)	$1,602,982
81,000	Entravision Communications Corp.(a)	899,100
31,865	Forrester Research, Inc.(a)	569,428
23,300	Getty Images, Inc.(a)	1,168,029
56,400	ICT Group, Inc.(a)	662,700
67,267	Insight Communications Co., Inc.(a)	693,523
43,750	Modem Media, Inc.	357,438
42,854	SBS Broadcasting SA(a)	1,397,040
149,243	Valueclick, Inc.(a)	1,355,126

		10,985,241

	Multiline Retail—0.8%
40,004	99 Cents Only Stores, Inc.(a)	1,089,309

	Office Equipment & Supplies—0.9%
70,500	Scientific Games Corp.(a)	1,199,205

	Oil & Gas—2.9%
41,508	Newfield Exploration Co.(a)	1,848,766
40,200	Oil States Intl., Inc.(a)	560,388
64,150	Superior Energy Services, Inc.(a)	603,010
25,450	Unit Corp.(a)	599,348
8,540	Western Gas Resources, Inc.	403,515

		4,015,027

	Patent Owners & Lessors—0.1%
21,800	SRS Labs, Inc.(a)	203,394

	Pharmaceuticals—4.4%
28,350	Alexion Pharmaceuticals, Inc.(a)	482,517
35,550	Atherogenics, Inc.(a)	531,473
22,700	Bradley Pharmaceuticals, Inc.(a)	577,261
19,150	Dade Behring Holdings, Inc.(a)	684,421
162,050	Durect Corp.(a)	418,089
29,200	EPIX Medical, Inc.(a)	475,376
3,700	Icon PLC(a)	161,320
28,400	Inspire Pharmaceuticals, Inc.(a)	402,144
29,500	Inveresk Research Group, Inc.(a)	729,535
35,000	North American Scientific, Inc.(a)	367,500
25,700	Penwest Pharmaceuticals Co.(a)	444,096
34,000	Pozen, Inc.(a)	346,800
27,300	Salix Pharmaceuticals, Ltd.(a)	618,891

		6,239,423

	Semiconductors & Semiconductor Equipment—6.8%
24,633	Cabot Microelectronics Corp.(a)	1,207,016
77,500	ChipPAC, Inc. (Class A shares)(a)	588,225

See Notes to Financial Statements

38	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Semiconductors & Semiconductor Equipment (cont’d)
29,800	Exar Corp.	$508,984
37,500	FSI International, Inc.(a)	276,750
83,386	Genus, Inc.	500,316
26,270	Intersil Corp. (Class A)(a)	652,810
127,647	Kopin Corp.(a)	856,511
29,950	Mykrolis Corp.(a)	481,596
23,800	O2Micro International, Ltd.(a)	533,120
71,784	PLX Technology, Inc.(a)	635,288
15,750	Power Integrations, Inc.(a)	526,995
46,560	Semtech Corp.(a)	1,058,308
14,150	Ultratech, Inc.(a)	415,586
53,800	Xicor, Inc.(a)	610,092
40,650	Zoran Corp.(a)	706,904

		9,558,501

	Software—6.0%
12,400	Altiris, Inc.(a)	452,352
57,700	Catapult Communications Corp.(a)	836,650
147,720	Clicksoftware Technologies, Ltd(a)	602,698
32,242	Embarcadero Technologies, Inc.(a)	514,260
13,376	Factset Research Systems, Inc.	511,097
27,305	Fair Isaac Corp.	1,342,313
11,281	Hyperion Solutions Corp.(a)	340,009
81,369	Jack Henry & Associates, Inc.	1,674,573
119,059	Logicvision, Inc.(a)	535,766
24,500	Merge Technologies, Inc.(a)	432,180
30,636	Opnet Technologies, Inc.(a)	504,269
11,565	Serena Software, Inc.(a)	212,218
59,700	Tumbleweed Communications Corp.(a)	500,286

		8,458,671

	Specialty Retail—5.5%
37,350	Aaron Rents, Inc. (Class B shares)	751,856
115,300	Casual Male Retail Group, Inc.	800,182
45,400	Charlotte Russe Holding, Inc.(a)	629,244
10,200	Cost Plus, Inc.(a)	418,200
31,800	Ezcorp, Inc.	270,300
26,700	Guitar Center, Inc.(a)	869,886
17,750	HOT Topic, Inc.(a)	522,915
41,881	Kirkland’s, Inc.(a)	739,618
12,338	Linens ‘n Things, Inc.(a)	371,127
32,550	Movie Gallery, Inc.	608,034
31,400	Peet’s Coffee & Tea, Inc.(a)	546,674
12,040	Regis Corp.	475,821
19,900	TBC Corp.	513,619
5,266	Tractor Supply Co.(a)	204,795

		7,722,271

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	39

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Textiles, Apparel & Luxury Goods—1.2%
72,265	Ashworth, Inc.(a)	$583,179
40,643	Guess?, Inc.(a)	490,561
19,400	Oxford Industries, Inc.	657,272

		1,731,012

	Thrifts & Mortgage Finance—0.5%
33,600	Saxon Capital, Inc.(a)	703,920

	Total long-term investments (cost $119,588,635)	131,558,325

	SHORT-TERM INVESTMENT—8.3%

	Mutual Fund
11,602,177	Dryden Core Investment Fund—Taxable Money Market Series (cost $11,602,177; Note 3)	11,602,177

	Total Investments—102.1% (cost $131,190,812; Note 5)	143,160,502
	Liabilities in excess of other assets—(2.1%)	(2,909,190)

	Net Assets—100%	$140,251,312

(a)	Non-income producing security.

See Notes to Financial Statements

40	THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 2003	Small Capitalization Value Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—96.2%

	Common Stocks

	Aerospace/Defense—1.6%
21,400	Curtiss-Wright Corp.	$963,214
28,700	Moog, Inc. (Class A shares)(a)	1,417,780
20,400	Precision Castparts Corp.	926,364

		3,307,358

	Auto Related—2.7%
43,600	ArvinMeritor, Inc.	1,051,632
90,800	CSK Auto Corp.(a)	1,704,316
15,200	Snap-On, Inc.	490,048
31,800	United Auto Group, Inc.	995,340
18,300	Winnebago Industries, Inc.	1,258,125

		5,499,461

	Banks—6.2%
30,000	Astoria Financial Corp.	1,116,000
34,100	BancorpSouth, Inc.	808,852
96,800	BankUnited Financial Corp. (Class A shares)(a)	2,496,472
12,700	Chittenden Corp.	427,228
15,500	Commerce Bancorp, Inc.	816,540
31,100	Commercial Federal Corp.	830,681
57,500	Fremont General Corp.	972,325
21,200	Hibernia Corp. (Class A shares)	498,412
44,500	Old National Bancorp / IN	1,016,825
26,500	Provident Financial Group, Inc.	846,675
34,600	Seacoast Financial Services Corp.	948,386
35,000	Susquehanna Bancshares, Inc.	875,350
5,900	UMB Financial Corp.	280,486
29,400	Washington Federal, Inc.	834,960

		12,769,192

	Beverages—0.8%
14,200	Adolph Coors Co.	796,620
52,200	PepsiAmericas, Inc.	893,664

		1,690,284

	Business Services—4.7%
211,300	Administaff, Inc.(a)	3,672,394
142,000	Allied Waste Industries, Inc.(a)	1,970,960
20,800	Banta Corp.	842,400
31,000	Harland John H. Co.	846,300
44,600	Kelly Services, Inc. (Class A shares)	1,272,884
43,000	Republic Services, Inc.(a)	1,102,090

		9,707,028

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	41

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Chemicals—2.8%
29,000	Lubrizol Corp. (The)	$943,080
81,400	Methanex Corp.	914,122
5,500	RPM International, Inc.	90,530
30,700	Scotts Co. (The) (Class A shares)(a)	1,816,212
50,000	Sensient Technologies Corp.	988,500
19,200	Valspar Corp. (The)	948,864

		5,701,308

	Computers & Peripherals—0.4%
22,300	Imation Corp.	783,845

	Containers & Packaging—0.4%
53,000	Rock-Tenn Co. (Class A shares)	914,780

	Cosmetics & Toiletries—0.6%
72,700	Chattem, Inc.(a)	1,301,330

	Diversified Financial Services—0.4%
35,400	GATX Corp.	990,492

	Drugs & Healthcare—9.8%
32,800	Arrow International, Inc.	819,344
23,550	Barr Pharmaceuticals, Inc.(a)	1,812,173
79,300	Cooper Companies, Inc. (The)	3,737,408
70,400	Covance, Inc.(a)	1,886,720
91,050	K-V Pharmaceutical Co. (Class B shares)(a)	2,359,106
38,500	Lincare Holdings, Inc.(a)	1,156,155
59,200	NDCHealth Corp.	1,516,704
54,400	Pediatrix Medical Group, Inc.(a)	2,996,895
85,800	Pharmaceutical Product Development, Inc.(a)	2,314,026
84,700	Serologicals Corp.(a)	1,575,420

		20,173,951

	Electric Utilities—2.4%
46,700	Cleco Corp.	839,666
41,000	OGE Energy Corp.	991,790
78,600	PNM Resources, Inc.	2,208,660
41,400	Westar Energy, Inc	838,350

		4,878,466

	Electrical Equipment—0.5%
36,900	Acuity Brands, Inc.	952,020

	Electronics—2.5%
77,600	FLIR Systems, Inc.(a)	2,832,400
177,600	Sanmina-SCI Corp.(a)	2,239,536

		5,071,936

See Notes to Financial Statements

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Financial Services—5.2%
154,700	AmeriCredit Corp.(a)	$2,464,371
36,200	Eaton Vance Corp.	1,326,368
39,800	Global Payments, Inc.	1,875,376
74,600	Jefferies, Group, Inc.	2,463,292
40,700	Raymond James Financial, Inc.	1,534,390
7,600	Student Loan Corp. (The)	1,109,600

		10,773,397

	Food & Staples Retailing—0.9%
52,700	Casey’s General Stores, Inc.	930,682
48,700	Ruddick Corp.	871,730

		1,802,412

	Food Products—1.2%
23,600	Corn Products International, Inc.	813,020
32,400	Fresh Del Monte Produce, Inc.	772,092
19,100	Lancaster Colony Corp.	862,556

		2,447,668

	Gas & Pipeline Utilities—3.8%
38,400	Atmos Energy Corp.	933,120
44,200	Cascade Natural Gas Corp.	932,178
26,200	Northwest Natural Gas Co.	805,650
62,300	ONEOK, Inc.	1,375,584
25,000	Peoples Energy Corp.	1,051,000
25,100	UGI Corp.	850,890
39,400	Vectren Corp.	971,210
34,000	WGL Holdings, Inc.	944,860

		7,864,492

	Healthcare Equipment & Supplies—0.9%
24,700	Analogic Corp.	1,012,700
19,800	Invacare Corp.	799,326

		1,812,026

	Home Builder—3.7%
12,500	M.D.C. Holdings, Inc.	806,250
57,900	D.R. Horton, Inc.	2,504,754
50,600	Hovnanian Enterprises, Inc. (Class A shares)(a)	4,405,236

		7,716,240

	Hotels & Restaurants—2.9%
27,700	Bob Evans Farms, Inc.	899,142
42,500	Brinker International, Inc.(a)	1,409,300
23,000	IHOP Corp.	885,040
35,500	Landry’s Restaurants, Inc.	913,060
35,400	Lone Star Steakhouse & Saloon, Inc.	820,572
35,300	Sonic Corp.(a)	1,080,886

		6,008,000

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	43

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Household Durables—1.3%
38,000	Maytag Corp.	$1,058,300
21,400	Russ Berrie & Co., Inc.	725,460
54,600	Tupperware Corp.	946,764

		2,730,524

	Industrial Conglomerates—0.4%
17,300	Teleflex, Inc.	836,109

	Insurance—3.7%
22,000	AmerUs Group Co.	769,340
39,500	Commerce Group, Inc. (The)	1,560,250
31,050	Delphi Financial Group, Inc. (Class A shares)	1,117,800
16,900	LandAmerica Financial Group, Inc.	883,194
50,500	Philadelphia Consolidated Holding Corp.(a)	2,465,915
23,000	Protective Life Corp.	778,320

		7,574,819

	Leisure Related—2.0%
50,000	Callaway Golf Co.	842,500
27,800	CEC Entertainment, Inc.(a)	1,317,442
74,900	WMS Industries, Inc.(a)	1,962,380

		4,122,322

	Machinery—3.6%
24,200	Albany International Corp. (Class A shares)	820,380
18,000	Barnes Group, Inc.	581,580
31,200	Crane Co.	959,088
19,900	Harsco Corp.	872,018
33,000	Lincoln Electric Holdings, Inc.	816,420
37,000	Regal-Beloit Corp.	814,000
20,000	Tecumseh Products Co. (Class A shares)	968,600
34,100	Valmont Industries, Inc.	789,415
20,700	York International Corp.	761,760

		7,383,261

	Marine—0.4%
25,800	Alexander & Baldwin, Inc.	869,202

	Medical & Dental Supplies—0.4%
41,500	Owens & Minor, Inc.	909,265

	Metals & Mining—1.7%
30,600	Arch Coal, Inc.	953,802
24,100	Commercial Metals Co.	732,640
58,000	Massey Energy Co.	1,206,400
11,400	Quanex Corp.	525,540

		3,418,382

See Notes to Financial Statements

44	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Multi-Utilities & Unregulated Power—0.5%
40,200	National Fuel Gas Co.	$982,488

	Multimedia—5.1%
44,900	Handleman Co.	921,797
75,000	Harman International Industries, Inc.	5,548,500
41,700	Scholastic Corp.(a)	1,419,468
172,500	Sinclair Broadcast Group, Inc. (Class A shares)(a)	2,573,700

		10,463,465

	Oil & Gas Exploration/Production—9.0%
50,000	Cabot Oil & Gas Corp.	1,467,500
132,800	Chesapeake Energy Corp.	1,803,424
25,000	Energen Corp.	1,025,750
45,400	Frontline Ltd.	1,156,338
47,000	Helmerich & Payne, Inc.	1,312,710
27,000	Nicor, Inc.	919,080
60,000	St. Mary Land & Exploration Co.	1,710,000
59,100	Swift Energy Co. (a)	995,835
18,200	Teekay Shipping Corp.	1,037,946
45,000	Tidewater, Inc.	1,344,600
113,000	Vintage Petroleum, Inc.	1,359,390
60,700	Westport Resources Corp.(a)	1,812,502
92,933	XTO Energy, Inc.	2,630,004

		18,575,079

	Real Estate Investment Trusts—4.8%
22,100	Alexandria Real Estate Equities, Inc.	1,279,590
47,400	Annaly Mortgage Management, Inc.	872,160
41,000	Entertainment Properties Trust	1,423,110
23,900	First Industrial Realty Trust, Inc.	806,625
16,300	Health Care Property Investors, Inc.	828,040
23,400	Healthcare Realty Trust, Inc.	836,550
82,500	HRPT Properties Trust	832,425
6,200	Nationwide Health Properties, Inc.	121,210
32,900	New Plan Excel Realty Trust	811,643
21,400	Shurgard Storage Centers, Inc.	805,710
30,500	SL Green Realty Corp.	1,252,025

		9,869,088

	Retail Apparel—2.6%
23,300	Brown Shoe Co., Inc.	883,769
39,000	Burlington Coat Factory Warehouse Corp.	825,240
116,850	Fred’s, Inc.	3,620,013

		5,329,022

	Road & Rail—0.4%
22,900	USF Corp.	782,951

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	45

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Specialty Retail—0.4%
48,500	Movie Gallery, Inc.(a)	$905,980

	Telecommunications—1.7%
315,500	American Tower Corp. (Class A shares)(a)	3,413,710

	Textiles & Apparel—1.7%
22,100	Kellwood Co.	906,100
97,600	Phillips-Van Heusen Corp.	1,731,424
47,900	Russell Corp.	841,124

		3,478,648

	Tobacco—0.8%
37,000	Loews Corp.—Carolina Group	933,880
17,900	Universal Corp.	790,643

		1,724,523

	Trading Companies & Distributors—1.3%
22,500	Hughes Supply, Inc.	1,116,450
69,000	Watsco, Inc.	1,568,370

		2,684,820

	Total common stocks (cost $154,407,513)	198,219,344

	SHORT-TERM INVESTMENT—3.1%

	Mutual Fund
6,310,814	Dryden Core Investment Fund—Taxable Money Market Series (cost $6,310,814; Note 3)	6,310,814

	Total Investments—99.3% (cost $160,718,327; Note 5)	204,530,158
	Other assets in excess of liabilities—0.7%	1,459,096

	Net Assets—100%	$205,989,254

(a)	Non-income producing security.

See Notes to Financial Statements

46	THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 2003	International Equity Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—96.2%

	Common Stocks—95.6%

	Australia—1.5%
308,181	BHP Billiton, Ltd.	$2,830,501

	Belgium—1.5%
140,900	Fortis	2,832,929

	Denmark—0.5%
23,200	Novo Nordisk A/S (Class B shares)	945,190

	Finland—2.8%
314,400	Nokia OYJ	5,436,963

	France—10.5%
43,900	Aventis SA	2,901,564
47,120	BNP Paribas SA	2,966,991
19,900	Carrefour SA	1,092,392
125,127	Credit Agricole SA	2,987,707
42,500	Lagardere SCA	2,453,614
22,800	Schneider Electric SA	1,492,583
33,085	Total SA	6,151,272

		20,046,123

	Germany—4.2%
23,200	Bayerische Motoren Werke (BMW) AG	1,081,282
210,000	Deutsche Telekom AG (a)	3,851,413
8,000	Muenchener Rueckversicherungs—Gesellschaft AG	976,993
25,600	Siemens AG	2,060,141

		7,969,829

	Hong Kong—1.3%
335,500	CLP Holdings Ltd.	1,598,936
537,000	Hong Kong & China Gas, Ltd.	819,652

		2,418,588

	Ireland—3.8%
113,226	Allied Irish Banks PLC	1,806,646
219,200	Bank of Ireland	2,989,755
125,051	CRH PLC	2,567,899

		7,364,300

	Italy—3.0%
214,800	ENI-Entre Nazionale Idrocarburi SpA	4,053,239
400,500	Snam Rete Gas SpA	1,697,376

		5,750,615

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	47

International Equity Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Japan—16.9%
59,480	Acom Co., Ltd.	$2,697,329
81,000	Canon Inc.	3,771,485
478	East Japan Railway Co.	2,252,403
31,500	Fanuc, Ltd.	1,887,002
3,700	Funai Electric Co., Ltd.	507,857
58,100	Honda Motor Co., Ltd.	2,580,536
75	Japan Tobacco, Inc.	549,361
53,000	Kao Corp.	1,078,100
12,400	NEC Electronics Corp.	907,120
298,000	Nissan Motor Co., Ltd.	3,403,490
217,000	Nomura Holdings, Inc.	3,695,297
1,078	NTT DoCoMo, Inc.	2,444,285
7,800	Rohm Co., Ltd.	914,136
22,400	Shin-Etsu Chemical Co., Ltd.	915,480
83,300	Takeda Chemical Industries, Ltd.	3,303,396
444,000	Tokyo Gas Co., Ltd.	1,582,607

		32,489,884

	Netherlands—7.6%
56,700	ABN AMRO Holding NV	1,326,671
66,617	Heineken NV	2,536,790
468,700	Koninklijke KPN NV	3,618,118
140,919	Philips Electronics NV	4,114,877
58,200	Royal Dutch Petroleum Co.	3,068,567

		14,665,023

	Norway—0.5%
92,600	Statoil ASA	1,040,442

	Singapore—2.0%
313,850	Oversea-Chinese Banking Corp., Ltd.	2,236,110
199,328	United Overseas Bank, Ltd.	1,549,273

		3,785,383

	Spain—2.5%
63,800	Altadis SA	1,810,671
158,700	Endesa SA	3,052,693

		4,863,364

	Sweden—0.5%
28,100	Sandvik AB	968,521

	Switzerland—8.8%
100,800	Compagnie Financiere Richemont AG	2,420,667
113,600	Credit Suisse Group	4,156,378
32,000	Roche Holding AG-Genusshein	3,227,815

See Notes to Financial Statements

48	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Switzerland (cont’d)
50,800	Swiss Reinsurance(a)	$3,429,796
54,300	UBS AG(a)	3,718,787

		16,953,443

	United Kingdom—27.7%
514,400	Barclays PLC	4,588,171
198,600	Boots Group PLC	2,456,680
465,300	BP PLC	3,773,311
363,012	Cadbury Schweppes PLC	2,666,004
237,099	Diageo PLC	3,119,668
258,500	GlaxoSmithKline PLC	5,923,274
438,948	HSBC Holdings PLC(a)	6,899,202
62,060	Imperial Tobacco Group PLC	1,222,069
123,240	Kesa Electricals PLC	567,542
727,100	Rentokil Initial PLC	2,473,085
84,500	Rio Tinto PLC	2,334,070
139,300	Royal Bank of Scotland Group PLC	4,104,613
132,200	Smiths Group PLC	1,564,315
484,100	Tesco PLC	2,233,701
193,300	Unilever PLC	1,801,990
3,008,000	Vodafone Group PLC	7,457,940

		53,185,635

	Total common stocks (cost $145,798,260)	183,546,733

	Preferred Stock—0.6%
	Germany
1,780	Porsche AG (cost $839,859)	1,053,002

	Total long-term investments (cost $146,638,119)	184,599,735

PRINCIPAL AMOUNT (000)	SHORT-TERM INVESTMENT—3.7%

	U.S. Government Obligations
	U.S. Treasury Bills
$7,185	0.78%, 2/5/04(b)
	(cost $7,178,807)	7,179,353

	Total Investments—99.9% (cost $153,816,926; Note 5)	191,779,088
	Other assets in excess of liabilities—0.1%	129,613

	Net Assets—100%	$191,908,701

(a)	Non-income producing security
(b)	Rate quoted represents yield-to-maturity as of purchase date.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	49

International Equity Portfolio (cont’d)	Portfolio of Investments December 31, 2003

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2003 were as follows:

Banks	20.5%
Telecommunications	11.9
Energy Integrated	9.4
Drugs	8.5
Producer Manufacturing	6.3
Alcohol & Tobacco	4.8
Financial Services	4.8
Automotive	4.2
U. S. Government Obligations	3.7
Retail & Apparel	3.3
Components & Semiconductors	2.9
Food & Beverage	2.9
Metals	2.7
Utilities—Electric	2.4
Insurance	2.3
Other Consumer Discretionary	1.5
Housing	1.3
Commercial Services	1.3
Leisure & Entertainment	1.3
Utilities—Gas	1.3
Transportation	1.2
Energy Services	0.9
Chemicals	0.5

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements

50	THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 2003	International Bond Portfolio

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—99.3%

		Denmark—10.0%
		Danish Gov’t. Bonds,
DKK	1,100	6.00%, 11/15/11	$208,162
		Nordea Kredit Realkreditaktieselskab,
	7,300	5.00%, 10/1/35	1,267,296
		Nykredit A/S, Series AB,
	7,400	5.00%, 10/1/35	1,206,935
		TOTALKREDIT A/S, Series C,
	7,280	5.00%, 10/1/35	1,187,610

			3,870,003

		Eurobonds—44.0%
		Allied Irish Banks PLC,
EUR	30	7.50%, 2/28/11(b)	43,874
		Arena BV, Series 2003-I, Class A2,
	500	4.30%, 5/19/11(c)	618,882
		Argo Mortgage Ser. L, Series 1, Class A,
	371	2.411%, 1/28/09(c)	469,223
		Atlantes Mortgage PLC, Series 1, Class A,
	282	2.412%, 1/17/36	355,326
		Austrian Gov’t. Bonds,
	511	3.707%, 5/3/07	723,870
		Bayerische Hypo-und Vereinsbank AG,
	400	4.75%, 9/19/07	528,078
		Belgian Gov’t. Bonds,
	740	5.50%, 3/28/28	1,000,290
		Chase CCMT, Series 1998-4, Class A,
	300	5.00%, 8/15/08	397,683
		Chester Asset Receivables,
	500	6.125%, 10/15/10	702,038
		Citibank Credit Card Issuance Trust, Series 2001-A4,
	300	5.375%, 4/11/11	402,529
		Credit Suisse Group Capital Guernsey V Ltd.,
	80	6.905%, 11/7/11(b)	113,148
		DePfa Deutsche Pfandbriefbank AG,
	200	5.00%, 2/3/05	258,993
		Deutsche Genossenschaft Hypothekebank,
	300	5.75%, 1/22/07	406,332
		Deutsche Telekom International Finance BV,
	70	7.50%, 1/24/33	107,808
		Dutch MBS BV, Series X, Class A,
	500	2.408%, 4/2/10(c)	631,685

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	51

International Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		Eurobonds (cont’d)
		Eurohypo AG,
EUR	400	5.75%, 7/5/10	$553,380
		Finnish Gov’t. Bonds,
	1,250	2.75%, 7/4/06	1,573,430
		Ford Motor Credit Co.,
	100	6.75%, 1/14/08	133,584
		French Gov’t. Bonds,
	1,300	5.75%, 10/25/32	1,838,999
		France Telecom S.A.,
	50	8.125%, 1/28/33	81,029
		General Motors Corp.,
	140	8.375%, 7/5/33	207,033
		German Gov’t. Bonds,
	1,460	4.50%, 8/17/07	1,919,812
		Goldman Sachs Group, Inc.,
	80	5.125%, 4/24/13	104,197
		Hellenic Republic Gov’t. Bonds,
	460	5.90%, 10/22/22	643,033
		Hilton Group Finance PLC,
	80	6.50%, 7/17/09	110,625
		HSBC Capital Funding L.P. (Channel Islands),
	30	8.03%, 6/30/12(b)	45,920
		Inter-American Development Bank,
	900	5.50%, 3/30/10	1,231,427
		Italy Buoni Poliennali de Tesoro,
	120	5.75%, 2/1/33	166,141
		MDP Acquisitions PLC,
	25	10.125%, 10/1/12	35,476
		Permanent Financing PLC,
	500	5.10%, 6/11/07	662,854
		Petronas Capital Ltd.,
	100	6.375%, 5/22/09	137,979
		RBS Capital Trust II, Class A,
	50	6.467%, 6/30/12(b)	69,650
		Royal Bank of Scotland PLC (The),
	40	6.125%, 2/5/13	56,102
		SLM Student Loan Trust (The),
	250	3.80%, 6/17/10	309,284
		Tyco International Group S.A.,
	150	4.375%, 11/19/04	191,095
		Zurich Finance (USA), Inc.,
	100	5.75%, 10/2/13(c)	129,599

			16,960,408

See Notes to Financial Statements

52	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		Japan—13.0%
		Japanese Gov’t. Bonds,
JPY	156,000	1.50%, 12/20/11	$1,496,927
	222,000	1.50%, 3/20/12	2,126,498
	110,000	1.20%, 9/20/12	1,025,075
	37,000	1.90%, 9/20/23	349,334

			4,997,834

		New Zealand—7.5%
		New Zealand Gov’t. Bonds,
NZD	2,600	8.00%, 11/15/06	1,808,886
	1,570	7.00%, 7/15/09	1,085,913

			2,894,799

		Sweden—6.3%
		Swedish Gov’t. Bonds,
SEK	16,710	5.00%, 1/28/09	2,411,760

		United Kingdom—16.6%
		European Investment Bank,
GBP	465	7.625%, 12/7/06	897,394
		United Kingdom Treasury Stocks,
	1,450	8.50%, 12/7/05	2,797,263
	1,100	5.75%, 12/7/09	2,078,660
	370	4.25%, 6/7/32	616,921

			6,390,238

		United States—1.9%
		MBNA Credit Card Master Trust,
		Series 2002-A2, Class A,
USD	280	5.60%, 7/17/14	380,656
		United States Treasury Bonds, TIPS,
	302	3.375%, 4/15/32	371,948

			752,604

		Total long-term investments (cost US$34,341,795)	38,277,646

		SHORT-TERM INVESTMENTS—2.6%

		United States Government Obligations—0.4%
		United States Treasury Bill,
USD	150	0.93%, 1/15/04(a)(d)	149,950

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	53

International Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Mutual Fund—2.2%
851,854	Dryden Core Investment Fund-Taxable Money Market Series (Note 3)	$851,854

	Total short-term investments (cost US$1,001,800)	1,001,804

	Total Investments—101.9% (cost US$35,343,595; Note 5)	39,279,450
	Liabilities in excess of other assets—(1.9%)	(726,373)

	Net Assets—100%	$38,553,077

Portfolio securities are classified according to the securities’ currency denomination.

DKK—Danish Krone.

EUR—Euro.

GBP—British Pound.

JPY—Japanese Yen.

NZD—New Zealand Dollar.

SEK—Swedish Krona.

USD—United States Dollar.

TIPS—Treasury Inflation Protection Security

(a)	Rate quoted represents yield-to-maturity as of purchase date.
(b)	Variable Rate instruments without fixed maturity date. Maturity date shown is the next callable date for the instrument.
(c)	Variable Rate instruments. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed or of the next date on which the rate of interest is adjusted.
(d)	Segregated as collateral for financial futures contracts.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2003 were as follows:

Foreign Government Securities	61.9%
Collaterized Mortgage Loan Securities	20.2
Other Supranationals	5.5
Collaterized Credit Cards	4.9
Money Market Fund	2.2
U.S. Government Obligations	1.4
Banking	1.1
Other	0.9
Automotive	0.9
Collaterized Student Loan Obligations	0.8
Goods Conglomerates	0.5
Telecommunications	0.5
Energy	0.4
Insurance Property & Casualty	0.3
Gaming	0.3
Paper & Packaging	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

See Notes to Financial Statements

54	THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 2003	Total Return Bond Portfolio

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—47.4%

		CORPORATE BONDS—5.8%

		Airlines—0.2%
		Embarcadero Aircraft Securitization Trust, Class A-1,
Ba2	$100	1.64%, 8/15/25(b)	$45,914
		United Airlines, Inc., Equipment Trust,
Ca	1,000	10.85%, 2/19/15 (d)	316,250

			362,164

		Financial Services—3.3%
		CIT Group, Inc., Sr. Notes,
A2	500	2.67%, 3/1/04, MTN(b)	501,118
		Ford Motor Credit Co.,
A3	1,200	Sr. Notes, 5.75%, 2/23/04	1,207,190
A3	400	Notes, 6.70%, 7/16/04	410,277
		General Motors Acceptance Corp., Notes,
A3	1,500	6.875%, 9/15/11	1,615,691
		PEMEX Project Funding Master Trust, Gtd. Notes,
Baa1	500	8.00%, 11/15/11	558,750
Baa1	250	9.125%, 10/13/10	296,875
		PP&L Capital Funding, Inc., Sr. Notes,
Baa3	600	7.75%, 4/15/05	642,620

			5,232,521

		Oil & Gas-Production/Pipeline—1.0%
		El Paso Corp., Sr. Notes,
Caa1	750	7.75%, 1/15/32, MTN	639,375
Caa1	500	7.80%, 8/1/31, MTN	425,625
		Williams Companies, Inc., Debs.,
B3	500	7.50%, 1/15/31	506,250

			1,571,250

		Telecommunications—0.8%
		AT&T Corp., Sr. Notes,
Baa2	300	7.30%, 11/15/11	345,294
		Qwest Corp.,
Ba3	250	Debs., 7.50%, 6/15/23	250,000
Ba3	550	Notes, 8.875%, 3/15/12	631,125

			1,226,419

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	55

Total Return Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Utility-Gas and Electric—0.5%
		Entergy Gulf States, First Mtge.,
Baa3	$800	2.07%, 6/18/07(b)	$801,802

		Total corporate bonds (cost $9,487,101)	9,194,156

		U.S. Government Agency Mortgage Backed Securities—11.0%
		Federal Home Loan Mortgage Corp.,
	126	3.88%, 1/1/24(b)	128,272
	279	5.50%, 4/1/29 - 6/1/29	283,975
	255	6.00%, 9/1/22	264,537
	191	7.50%, 9/1/16 - 7/1/17	206,186
	2	9.25%, 1/1/10	2,664
		Federal National Mortgage Association,
	346	3.66%, 1/1/20(b)	352,139
	11,637	4.00%, 8/1/18 - 9/1/18	11,354,609
	242	4.07%, 5/1/36(b)	245,570
	670	4.50%, 8/1/33	641,794
	891	5.00%, 4/1/14	909,481
	441	6.00%, 11/1/16 - 7/25/28	454,092
	737	6.50%, 4/1/21 - 9/1/21	773,071
		Government National Mortgage Association,
	442	4.375%, 2/20/17 - 2/20/26(b)	450,297
	250	4.75%, 7/20/22 - 7/20/27(b)	254,411
	198	5.00%, 11/20/29(b)	202,553
	328	5.625%, 10/20/26 - 10/20/27(b)	333,424
	411	8.50%, 6/15/30 - 8/20/30	446,295

		Total U.S. Government agency mortgage backed securities (cost $17,363,988)	17,303,370

		Foreign Corporate Bonds—0.5%
		Alcan, Inc.,
Baa1	800	1.43%, 12/8/04 (b) (cost $800,225)	797,907

		Collateralized Mortgage Obligations—2.3%
		American Housing Trust 1, Series 1-5, Class A,
Aaa	5	8.625%, 8/25/18	5,703
		Bear Stearns ARM Trust, Series 2001-9,
Aaa	361	5.656%, 2/25/33(b)	363,172
		Federal Home Loan Mortgage Corp.,
Aaa	20	1.29%, 9/15/26(b)	19,604
Aaa	899	5.00%, 9/15/16	925,231
Aaa	1,263	8.00%, 9/15/29	1,404,299
		Federal National Mortgage Association,
Aaa	199	5.50%, 7/25/29	200,027

See Notes to Financial Statements

56	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d)
		Indymac ARM Trust, Series 2001, Class A,
Aaa	$63	6.678%, 1/25/32(b)	$64,314
		J.P. Morgan Commercial Mortgage Finance Corp.,
		Series 2000, Class A,
Aaa	34	1.443%, 4/15/10(b)	34,064

		Residential Asset Securitization Trust,
		Series 1999-A6, Class NB,
AAA(c)	82	6.50%, 9/25/14	84,142
		Series 1999-A8, Class NB1,
AAA(c)	48	7.875%, 1/25/30	48,681
		Residential Funding Mortgage Securities I, Inc.,
		Series 2003-S9, Class A1,
Aaa	361	6.50%, 3/25/32	371,950
		Washington Mutual Mortgage Loan, Trust 2001,
		Class A,
Aaa	86	3.67%, 1/25/41(b)	87,398

		Total collateralized mortgage obligations (cost $3,434,559)	3,608,585

		Municipals—6.4%
		California State Rev., Antic. Wts.,
MIG1	1,300	2.00%, 6/16/04	1,302,639
		Du Page County Illinois, Limited Tax,
Aaa	500	5.00%, 1/1/31	506,250
		Georgia State Road & Thruway Authority Rev., Governors Transportation Choices,
Aaa	500	5.00%, 3/1/21	524,255
		Golden State Tob. Securitization Corp., California State Tob. Settlement, Rev., Series 2003, Class A-1,
Baa2	500	6.25%, 6/1/33	479,875
Baa2	400	6.75%, 6/1/39	394,164
		Massachusetts State Water Resources Authority,
		Series J,
Aaa	750	5.00%, 8/1/32	763,695
		Minnesota State Rev.,
Aa1	600	5.00%, 8/1/13	677,094
		Missouri Higher Education, Loan Authority, Student Loan Rev.,
Aaa	1,500	1.22%, 1/1/31(b)	1,500,000
		New York City Trust Cultural Resources, Museum of Modern Art, Series 2001, Class D,
Aaa	1,500	5.125%, 7/1/31	1,550,625
		South Carolina State Highway, Series B,
Aaa	1,100	5.00%, 4/1/17	1,183,028
		Tobacco Settlement Financing Corp., New Jersey State,
Baa2	800	6.00%, 6/1/37	714,904
Baa2	500	6.375%, 6/1/32	484,985

		Total municipals (cost $9,728,377)	10,081,514

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	57

Total Return Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		U.S. Government Securities—16.4%
		United States Treasury Bonds,
	$200	5.375%, 2/15/31	$208,570
	100	5.50%, 8/15/28	104,160
	4,450	7.50%, 11/15/16	5,665,406
	60	8.125%, 8/15/19	81,047
		United States Treasury Notes,
	5,500	1.625%, 10/31/05	5,491,410
	3,737	3.375%, 1/15/07, TIPS	4,048,004
	6,299	3.625%, 1/15/08, TIPS	6,965,860
	200	4.25%, 11/15/13	199,781
		United States Treasury Strips, P/O,
	8,400	Zero Coupon, 11/15/16 - 2/15/22	3,313,550

		Total U.S. Government securities (cost $25,666,458)	26,077,788

		Foreign Government Securities—5.0%
		Federal Republic of Brazil,
B1	1,478	8.00%, 4/15/14	1,448,138
		Federal Republic of Germany,
Aaa	1,606	4.25%, 3/12/04	2,033,938
Aaa	1,000	6.50%, 10/14/05 - 6/1/08	1,346,292
		Republic of Panama,
Ba1	300	8.875%, 9/30/27	315,000
BB(c)	450	9.375%, 7/23/12	513,000
		Republic of Peru,
Ba3	500	9.125%, 1/15/08	587,500
		Russian Government Bond,
Baa3	700	5.00% (until 3/31/07), 7.50%, 3/31/30(b)	671,125
		United Mexican States,
Baa2	1,000	6.375%, 1/16/13	1,037,500

		Total foreign government securities (cost $6,873,745)	7,952,493

		Total long-term investments (cost $73,354,453)	75,015,813

		SHORT-TERM INVESTMENTS—50.4%

		Commercial Paper—27.7%
		ABN AMRO,
P-1	400	1.07%, 1/26/04(e)	399,703
P-1	1,200	1.08%, 2/19/04(e)	1,198,244
		Anz (Delaware), Inc.
P-1	1,000	1.07%, 2/17/04(e)	998,603
P-1	600	1.08%, 2/19/04(e)	599,122

See Notes to Financial Statements

58	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Commercial Paper (cont’d)
P-1	$2,500	1.08%, 2/26/04(e)	$2,495,819
		Barclays U.S. Funding,
P-1	4,000	1.07%, 1/20/04(e)	3,997,751
		BP Capital Markets PLC,
P-1	700	1.08%, 3/2/04(e)	698,719
		Danske Corp.,
P-1	1,400	1.08%, 2/9/04(e)	1,398,370
P-1	1,900	1.08%, 2/24/04(e)	1,896,936
		E.I. Dupont de Nemours,
P-1	1,300	1.07%, 1/16/04(e)	1,299,420
		European Investment Bank,
P-1	600	1.06%, 2/10/04(e)	599,293
		General Electric Capital Corp.,
P-1	3,000	1.12%, 3/4/04(e)	2,994,120
P-1	1,500	1.12%, 2/17/04(e)	1,497,807
		HBOS Treasury Services PLC,
P-1	600	1.11%, 3/12/04(e)	598,687
P-1	3,000	1.10%, 2/25/04(e)	2,994,958
P-1	800	1.11%, 2/10/04(e)	799,013
		Kraft Foods, Inc.,
P-1	1,100	1.97%, 2/27/04(e)	1,100,117
		Lloyds TSB Bank PLC,
P-1	4,400	1.07%, 2/26/04(e)	4,392,710
		Rabobank Nederland,
P-1	2,000	1.07%, 1/20/04(e)	1,998,871
		Royal Bank of Scotland PLC,
P-1	900	1.08%, 1/27/04(e)	899,298
P-1	500	1.08%, 2/3/04(e)	499,505
		Shell Finance UK PLC,
P-1	2,000	1.06%, 3/17/04(e)	1,995,524
		UBS Finance LLC,
P-1	3,000	1.06%, 1/20/04(e)	2,998,322
P-1	1,500	1.08%, 2/17/04(e)	1,497,875
		Westpac Capital,
P-1	600	1.09%, 1/28/04(e)	599,512
P-1	3,000	1.10%, 2/12/04(e)	2,996,150
P-1	300	1.10%, 4/8/04(e)	299,102

		Total commercial paper (cost $43,743,435)	43,743,551

		U.S. Government Agency Mortgage Backed Securities—0.1%
		Federal National Mortgage Association,
		1.02%, 2/3/04
	200	(cost $199,815)	199,815

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	59

Total Return Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	U.S. Government Securities—22.6%
	United States Treasury Bills,
$720	0.89%, 3/18/04(e)	$718,688
15,000	0.92%, 4/8/04(e)	14,959,372
5,200	1.03%, 6/3/04(e)	5,179,070
5,700	1.00%, 6/10/04(e)	5,675,729
9,200	0.98%, 6/17/04(e)	9,159,032

	Total U.S. Government securities (cost $35,689,192)	35,691,891

CONTRACTS	Options Purchased(a)
	Put Options
	EURO, expiring
60	3/15/04 @$96.25	375
	EURO, expiring
90	9/13/04 @$93.75	563
	Euribor Future, expiring
68	3/15/04 @$96.625	1,072

	Total options purchased (cost $2,063)	2,010

	Total short-term investments (cost $79,634,505)	79,637,267

	Total Investments, Before Outstanding Options Written and Securities Sold Short—97.8% (cost $152,988,958; Note 5)	154,653,080

NOTIONAL AMOUNT (000)	OUTSTANDING OPTIONS WRITTEN(a)— (0.3%)
	Call Options
	Interest Rate Swaps,
	3 month LIBOR over 6.0%,
$1,200	expiring 10/07/04	(16,030)
	3 month LIBOR over 4.0%,
15,100	expiring 9/23/04	(173,997)
	3 month LIBOR over 7.0%,
15,100	expiring 9/23/04	(194,594)
	3 month LIBOR over 3.8%,
2,200	expiring 10/7/04	(17,959)
	3 month LIBOR over 6.0%,
2,200	expiring 10/7/04	(16,797)
	3 month LIBOR over 4.0%,
1,000	expiring 10/31/05	(11,467)
	3 month LIBOR over 7.0%,
1,000	expiring 10/31/05	(14,047)

See Notes to Financial Statements

60	THE TARGET PORTFOLIO TRUST

NOTIONAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	Call Options (cont’d)
	3 month LIBOR over 4.0%,
$1,200	expiring 10/31/05	$(7,756)

	Total outstanding options written (premiums received $584,954)	(452,647)

PRINCIPAL AMOUNT (000)	INVESTMENTS SOLD SHORT—(11.4)%
	United States Treasury Notes,
$10,600	3.625%, 5/15/13	(10,188,837)
2,700	4.25%, 8/15/13	(2,703,375)
1,750	4.375%, 5/15/07	(1,853,153)
3,000	5.50%, 5/15/09	(3,336,210)

	Total investments sold short (proceeds received $17,905,332)	(18,081,575)

	Total Investments, Net of Outstanding Options Written and Investments Sold Short—86.1% (cost $134,498,672)	136,118,858
	Other assets in excess of liabilities—13.9%	22,029,327

	Net Assets—100.0%	$158,148,185

(a)	Non-income producing security.
(b)	Variable rate instrument.
(c)	Standard & Poor’s rating.
(d)	Issuer in bankruptcy.
(e)	Rate quoted represents yield-to-maturity as of purchase date.
(f)	Discount rate at time of purchase for United States Government Agencies and Obligations.

ARM—Adjustable Rate Mortgage.

MTN—Medium Term Note.

P/O—Principal Only.

TIPS—Treasury Inflation Protection Security.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	61

Intermediate-Term Bond Portfolio	Portfolio of Investments December 31, 2003

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—44.6%

		Asset Backed Securities—1.6%
		BRAZOS Student Loan Finance Co.,
Aaa	$700	1.21%, 10/1/35(a)	$699,467
		Conseco Finance Securitization,
A3	902	7.47%, 5/1/32	910,820
		Credit-Based Asset Servicing and Securitization,
Aaa	819	1.48%, 8/25/29(a)	819,428
		First Franklin Mortgage Loan,
Aaa	550	2.82%, 3/25/34(a)	550,000
		Metropolitan Asset Funding, Inc.,
AAA(d)	166	1.60%, 4/25/29(a)	165,917
		Premium Asset Trust,
A2	1,500	1.50%, 11/27/04(a)	1,503,391
		Residential Asset Mortgage Products, Inc.,
AAA(d)	800	1.47%, 12/25/33(a)	799,359

		Total asset backed securities (cost $5,435,189)	5,448,382

		Corporate Bonds—13.0%

		Airlines—0.7%
		American Airlines, Inc.,
Baa2	1,500	7.86%, 4/1/13	1,522,169
		United Air Lines, Inc.,
Ca	1,700	6.83%, 3/1/10(f)	292,096
Ca	1,500	10.85%, 2/19/15(b)(c)(f)	474,375

			2,288,640

		Banking—0.1%
		Export-Import Bank Korea,
A3	300	6.50%, 11/15/06	323,829

		Cable—0.5%
		Cox Communications, Inc.,
Baa2	1,500	7.50%, 8/15/04	1,550,153

		Electrical Power—3.3%
		AEP Texas Central Co.,
Baa2	3,000	2.43%, 2/15/05(a)	3,002,976
		Edison International, Inc.,
Ba2	1,000	6.88%, 9/15/04	1,027,500
		Indianapolis Power & Light,
Baa2	1,500	6.30%, 7/1/13	1,547,493
		Pacific Gas & Electric Co.,
Ba2	2,500	8.33%, 10/31/49(a)(c)	2,515,625

See Notes to Financial Statements

62	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Electrical Power (cont’d)
		Progress Energy, Inc.,
Baa2	$2,000	7.00%, 10/30/31	$2,140,574
		TXU Energy Co.,
Baa2	850	6.125%, 3/15/08	909,700

			11,143,868

		Entertainment—0.1%
		International Game Technology,
Baa3	200	7.875%, 5/15/04	204,166

		Financial Services—4.2%
		Bear Stearns & Co., Inc.,
A1	1,200	1.70%, 11/30/04(a)	1,204,480
		Ford Motor Credit Co.,
A3	2,600	7.60%, 8/1/05	2,778,915
		General Motors Acceptance Corp.,
A3	700	1.88%, 1/20/04(a)	700,176
A3	2,500	6.88%, 8/28/12	2,689,564
A3	1,200	7.63%, 6/15/04	1,232,032
A3	700	8.00%, 11/1/31	786,077
		Golden West Financial Corp.,
A1	1,500	5.50%, 8/8/06	1,618,743
		Heller Financial, Inc.,
Aaa	500	6.375%, 3/15/06	545,421
		Household Finance Co.,
A1	730	6.70%, 11/13/13	788,502
		Unilever Capital Corp.,
A1	1,750	6.875%, 11/1/05	1,897,646

			14,241,556

		Healthcare Services—0.1%
		HCA, Inc.,
Ba1	300	6.91%, 6/15/05	316,011

		Media—0.6%
		Time Warner, Inc.,
Baa1	2,000	7.75%, 6/15/05	2,158,082

		Oil And Gas Exploration Services—0.3%
		Parker & Parsley Petroleum Co.,
Ba1	800	8.88%, 4/15/05	856,199

		Restaurants—0.3%
		Yum! Brands, Inc.,
Ba1	800	7.45%, 5/15/05	853,000

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	63

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Telecommunications—2.8%
		Deutsche Telekom International Finance BV,
Baa3	$2,300	8.25%, 6/15/05	$2,494,937
		France Telecom SA,
Baa3	2,000	9.75%, 3/1/31	2,657,349
		Sprint Capital Corp.,
Baa1	2,000	6.00%, 1/15/07	2,136,094
Baa3	350	7.90%, 3/15/05	372,844
		Verizon Wireless Capital LLC,
A3	1,500	1.24%, 5/23/05(a)	1,498,200
		WorldCom, Inc.,
NR	1,000	7.375%, 1/15/11(b)(c)(f)	335,000

			9,494,424

		Total corporate bonds (cost $45,066,316)	43,429,928

		U.S. Government Agency Mortgage Pass-Through Obligations—9.6%
		Federal Farm Credit Bank,
	2,300	5.45%, 1/19/05	2,399,023
		Federal Home Loan Mortgage Corp.,
	821	6.00%, 3/15/30	826,843
	420	6.50%, 9/25/22	420,445
	12	9.25%, 1/1/10	13,452
		Federal National Mortgage Association,
	264	3.518%, 7/1/25(a)	267,171
	230	3.875%, 8/1/24(a)	233,785
	9,331	5.00%, 10/1/17 - 9/1/18	9,526,660
	31	5.234%, 12/1/30(a)	31,292
	5,991	6.00%, 11/1/12 - 9/1/17	6,293,217
	114	6.50%, 9/1/05	116,746
		Government National Mortgage Association,
	1,000	3.55%, 7/20/30(a)	997,878
	1,720	4.25%, 3/20/30(a)	1,749,258
	991	4.375%, 5/20/23 - 2/20/26(a)	1,010,886
	539	4.44%, 6/20/27(a)	549,535
	454	4.75%, 8/20/26(a)	461,731
	134	5.625%, 10/20/24(a)	136,293
	116	5.70%, 12/20/26(a)	119,729
	1,856	6.00%, 1/15/29 - 7/15/29	1,931,816
	4,374	6.50%, 10/15/25 - 6/15/32	4,614,851
	482	8.00%, 9/20/30 - 7/20/31	520,973

		Total U.S. Government agency mortgage pass-through obligations (cost $31,893,688)	32,221,584

See Notes to Financial Statements

64	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations—7.7%
		Bank of America Mortgage Securities, Inc.,
AAA(d)	$1,412	5.74%, 10/20/32(a)	$1,460,380
		Bear Stearns ALT-A Trust,
Aaa	1,200	1.421%, 2/25/34(a)	1,199,929
		Countrywide Home Loans,
Aaa	1,127	5.00%, 9/19/32(a)	1,140,381
Aaa	513	5.75%, 3/19/32(a)	526,864
AAA(d)	1,252	6.25%, 12/25/33	1,284,989
AAA(d)	698	6.50%, 8/25/29	727,073
Aaa	655	6.50%, 1/25/34	693,284
		G-Wing Limited,
BBB(d)	732	3.82%, 11/6/11(a)	724,748
		Government National Mortgage Association,
	570	1.65%, 2/16/30(a)	574,029
	458	1.75%, 2/16/30(a)	462,411
	1,999	7.50%, 2/20/30	2,114,493
	316	8.50%, 3/20/25	341,640
		GS Mortgage Securities Corp. II,
Aa1	827	6.04%, 8/15/18	880,615
		Norwest Asset Securities Corp.,
AAA(d)	171	6.50%, 1/25/29	171,493
		Salomon Brothers Mortgage Securities VII,
Aaa	5,000	7.174%, 3/25/25	5,307,969
		Sequoia Mortgage Trust,
Aaa	5,273	1.53%, 10/20/27(a)	5,284,339
		Structured Asset Securities Corp.,
Aaa	1,337	6.25%, 1/25/32	1,381,387
		Superannuation Members Home Loans Global Fund,
Aaa	407	1.43%, 6/15/26(a)	407,688
		United Mortgage Securities Corp.,
Aaa	940	3.91%, 6/25/32(a)	944,291

		Total collateralized mortgage obligations (cost $25,555,110)	25,628,003

		Municipal Bonds—0.6%
		Honolulu Hawaii City & County,
Aaa	1,000	4.75%, 7/1/28	1,005,000
		Missouri Higher Education Loan Authority,
Aaa	1,000	1.19%, 9/1/43(a)	1,000,000

		Total municipal bonds (cost $1,836,732)	2,005,000

		Foreign Bonds—5.5%
		Federal Republic of Brazil,
B2	1,231	8.00%, 4/15/14 (Brady Bond)	1,206,782
B2	2,000	11.50%, 3/12/08	2,320,000
		Republic of Panama,
Ba1	1,500	9.375%, 4/1/29	1,680,000

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	65

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Foreign Bonds (cont’d)
		Republic of Peru,
BA3	$3,750	9.125%, 1/15/08 - 2/21/12	$4,226,250
		Republic of South Africa,
Baa2	750	9.125%, 5/19/09	901,875
		United Mexican States,
Baa2	1,500	6.375%, 1/16/13	1,556,250
Baa2	3,000	8.00%, 9/24/22	3,282,000
Baa2	3,000	8.30%, 8/15/31	3,382,500

		Total foreign bonds (cost $16,437,355)	18,555,657

		U.S. Government Securities—6.6%
		United States Treasury Notes, TIPS,
	5,408	3.375%, 1/15/07-1/15/12(g)	5,950,816
	3,665	3.625%, 1/15/08	4,052,865
	10,717	3.875%, 1/15/09	12,102,106

		Total U.S. Government Securities (cost $20,802,596)	22,105,787

	SHARES

		Warrants(b)
		Mexico Value, Ser. B, expiring
	2,500,000	6/30/04	18,750
		Mexico Value, Ser. C, expiring
	2,500,000	6/30/05	2,500
		Mexico Value, Ser. D, expiring
	2,500,000	6/30/06	2,500
		Mexico Value, Ser. E, expiring
	2,500,000	6/30/07	1,500

		Total warrants (cost $6,814)	25,250

		Total long-term investments (cost $147,033,800)	149,419,591

See Notes to Financial Statements

66	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		SHORT-TERM INVESTMENTS—44.9%

		U.S. Government and Agency Securities—27.3%
		Federal Home Loan Mortgage Corp.,
	$3,300	1.06%, 1/8/2004(e)	$3,299,320
	10,000	1.06%, 1/15/2004(e)	9,995,878
	200	1.08%, 1/29/04(e)	199,832
		Federal National Mortgage Association,
	2,900	1.03%, 3/31/04(e)	2,892,750
	5,600	1.05%, 3/17/04(e)	5,587,587
	900	1.06%, 3/10/04(e)	898,172
	10,100	1.07%, 2/18/04(e)	10,085,591
	7,600	1.08%, 4/1/04(e)	7,579,348
		United States Treasury Bills,
	3,550	0.90%, 3/4/04(e)(g)	3,544,803
	16,000	0.99%, 4/15/04(e)	15,957,936
	14,900	1.02%, 4/22/04(e)	14,857,833
	4,800	1.03%, 5/6/04(e)	4,784,669
	11,600	1.04%, 5/13/04(e)	11,561,036

		Total U.S. Government and agency securities (cost $91,227,584)	91,244,755

		Commercial Paper—17.6%
		ABN Amro,
P-1	4,600	1.07%, 1/14/04	4,598,223
P-1	1,500	1.08%, 2/19/04	1,497,805
		Anz (Delaware) Inc.,
P-1	2,500	1.08%, 2/26/04	2,495,819
		Barclays US Funding,
P-1	300	1.07%, 1/20/04	299,831
		BP Capital Markets PLC,
P-1	600	1.08%, 3/2/04	598,902
		Danske Corp.,
P-1	3,600	1.08%, 1/12/04	3,598,818
P-1	5,000	1.08%, 1/21/04	4,997,000
		European Investment Bank,
P-1	700	1.06%, 2/10/04	699,176
		General Electric Capital Corp.,
P-1	5,200	1.09%, 2/9/04	5,193,860
P-1	700	1.09%, 4/13/04	697,817
P-1	2,400	1.12%, 3/4/04	2,395,296
		HBOS Treasury Services,
P-1	600	1.09%, 1/29/04	599,491
P-1	900	1.09%, 2/5/04	899,046
P-1	600	1.11%, 1/23/04	599,595
P-1	6,000	1.12%, 2/18/04	5,991,040
		Lloyds Bank PLC,
P-1	500	1.06%, 1/22/04	499,691
P-1	1,600	1.07%, 2/26/04	1,597,349

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	67

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments December 31, 2003

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Commercial Paper (cont’d)
		Rabobank USA,
P-1	$10,000	1.08%, 2/24/04	$9,983,876
		UBS Finance (DE) LLC,
P-1	1,600	1.08%, 2/17/04	1,597,733
P-1	6,600	1.09%, 2/25/04	6,589,160
		Westpac Trust,
P-1	1,100	1.08%, 2/5/04	1,098,850
P-1	600	1.09%, 3/24/04	598,492
P-1	1,900	1.11%, 3/11/04	1,895,899

		Total commercial paper (cost $59,022,769)	59,022,769

		Total short-term investments (cost $150,250,353)	150,267,524

		Total Investments, Before Outstanding Options Written—89.5% (cost $297,284,153; Note 5)	299,687,115

	NOTIONAL AMOUNT (000)
		OUTSTANDING OPTIONS WRITTEN(b)—(0.1)%

		Call Options—(0.1)%
		Interest Rate Swaps,
		3 month LIBOR over 4.00%,
	$16,900	expiring 1/7/05	(197,645)

		Put Options
		Interest Rate Swaps,
		3 month LIBOR over 7.00%,
	16,900	expiring 1/7/05	(79,802)

		Total outstanding options written (premiums received $309,693)	(277,447)

		Total Investments, Net of Outstanding Options Written—89.4%	299,409,668
		Other assets in excess of other liabilities—10.6%	35,396,439

		Net Assets—100%	$334,806,107

(a)	Rate shown reflects current rate on variable rate instruments.
(b)	Non-income producing security.
(c)	Represents issuer in default on interest payments.
(d)	Standard & Poor’s rating.
(e)	Rate shown reflects yield to maturity on date of purchase.
(f)	Issuer in bankruptcy.
(g)	Portion of security pledged as initial margin for financial futures contracts.

NR—Not Rated by Moody’s or Standard & Poor’s.

TIPS—Treasury Inflation Protection Security.

See Notes to Financial Statements

68	THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 2003	Mortgage Backed Securities Portfolio

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—103.9%

	Collateralized Mortgage Obligations—10.1%
	Bear Stearns Commercial Mortgage Securities Corp.,
$750	7.32%, 10/15/32	$873,456
	Chase Commercial Mortgage Securities Corp.,
300	6.56%, 5/18/30	333,301
	CS First Boston Mortgage Securities Corp.,
5	7.15%, 6/20/29	4,895
146	Zero Coupon, 4/25/17, P/O	124,912
146	8.985%, 4/25/17, I/O	32,298
	Federal Home Loan Mortgage Corp.,
35	5.50%, 8/15/21, PAC	34,743
1,185	6.00%, 10/15/20 - 5/15/23	1,230,403
494	6.50%, 11/15/22, PAC	500,043
359	7.00%, 3/15/23, PAC	369,232
691	8.00%, 12/15/06 - 7/15/21, PAC	696,343
18	9.00%, 10/15/20	17,883
	Federal National Mortgage Assn.,
584	6.00%, 5/25/10 PAC	607,415
473	6.50%, 4/25/22 - 12/25/23 PAC	488,452
315	6.527%, 5/25/30	342,982
118	7.00%, 9/25/20 PAC	123,884
281	7.50%, 5/25/07 - 7/25/22	299,310
389	8.00%, 12/25/21 - 5/25/24 PAC	427,460
131	8.50%, 7/25/18 - 6/25/21 PAC	142,204
753	7.00%, 3/25/23 PAC, I/O	65,562
	Morgan Stanley Dean Witter Commercial Mortgage,
1,000	6.39%, 7/15/33	1,114,020
807	6.66%, 2/15/33	911,290
750	7.20%, 10/15/33	868,988
	Nomura Asset Commercial Mortgage,
1,000	6.69%, 3/15/30	1,141,046
	Salomon Brothers Mortgage Securities,
70	6.00%, 12/25/11	70,244

	Total collateralized mortgage obligations
	(cost $10,012,131)	10,820,366

	U.S. Government Agency Mortgage Pass-Through Obligations—92.6%
	Federal Home Loan Mortgage Corp.,
3,440	5.00%, 10/1/33	3,397,625
68	6.00%, 5/1/11	71,881
688	6.50%, 2/1/04 - 6/1/22	722,135
166	7.50%, 3/1/08 - 6/1/28	177,858
10	8.25%, 12/1/05 - 5/1/08	9,901
48	8.50%, 12/1/07 - 7/1/21	52,226
37	8.75%, 12/1/08	39,833

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	69

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments December 31, 2003

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		U.S. Government Agency Mortgage Pass-Through Obligations (cont’d)
$129		9.00%, 10/1/05 - 3/1/11	$138,031
—	(b)	10.00%, 1/1/04	36
31		11.50%, 3/1/16	34,586
16		13.25%, 5/1/13	17,819
4		14.00%, 6/1/11	4,093
		Federal National Mortgage Assn.,
1,000		4.625%, 10/15/13	992,958
19,566		5.00%, 10/1/17 - 12/1/33	19,709,969
8,507		5.50%, 12/1/13 - 10/1/33	8,639,399
685		5.78%, 11/1/11(a)	740,239
4,933		6.00%, 8/1/11 - 1/1/34	5,111,961
5,000		6.00%, 1/15/16, TBA	5,242,190
1,467		6.009%, 11/1/11	1,607,955
79		6.048%, 3/1/12(a)	86,319
2,400		6.125%, 3/15/12	2,673,060
84		6.18%, 7/1/08	91,645
74		6.30%, 1/1/08	81,191
67		6.34%, 1/1/08	73,238
74		6.43%, 1/1/08	81,485
469		6.447%, 1/1/08	514,748
28		6.50%, 2/1/11	29,653
631		6.55%, 9/1/07	691,555
45		6.837%, 10/1/07	48,990
419		7.00%, 9/1/11 - 7/1/12	448,275
580		7.04%, 3/1/07	638,220
8		7.50%, 2/1/20	8,306
4		7.75%, 10/1/19	3,906
153		8.00%, 3/1/07 - 12/1/22	168,664
93		8.50%, 1/1/07	94,483
46		9.75%, 8/1/10 - 11/1/16	51,360
		Government National Mortgage Assn.,
8,717		6.00%, 10/15/08 - 6/15/33	9,088,354
13,830		6.00%, 1/1/34, TBA	14,370,226
9,468		6.50%, 5/15/23 - 5/15/32	9,993,486
6,594		7.00%, 7/15/16 - 1/15/30	7,052,317
3,970		7.50%, 3/15/07 - 10/15/29	4,277,106
962		8.00%, 1/15/08 - 11/15/30	1,050,964
115		8.25%, 6/20/17 - 7/20/17	125,477
70		8.50%, 3/15/05 - 4/20/17	76,663
264		9.00%, 7/20/04 - 1/15/20	292,518
186		9.50%, 4/15/06 - 1/15/21	205,949
13		13.50%, 5/15/11	14,872
28		14.00%, 6/15/11	32,911
18		16.00%, 5/15/12	22,175

		Total U.S. Government agency mortgage pass-through obligations (cost $97,918,679)	99,098,811

See Notes to Financial Statements

70	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	U.S. Treasury Securities—1.2%
	United States Treasury Bond,
$900	8.875%, 2/15/19 (cost $1,292,873)	$1,286,719

	Total long-term investments (cost $109,223,683)	111,205,896

	SHORT-TERM INVESTMENTS—13.5%

	Repurchase Agreements
4,700	ABN AMRO, 0.98%, dated 12/31/03, due 1/02/04 in the amount of $4,700,256 (cost $4,700,000; collateralized by $4,781,000 United States Treasury Note, 4.25%, 11/15/2013; value of the collateral including accrued interest was $4,794,355)	4,700,000
9,800	Goldman Sachs Group, Inc., 1.01%, dated 12/31/03, due 1/02/04 in the amount of $9,800,550 (cost $9,800,000; collateralized by $9,536,168 and $798,136 Federal Home Loan Mortgage Corp. Notes, 5.00%, 7/01/33 and 9/01/33; value of the collateral including accrued interest was $9,996,000)	9,800,000

	Total repurchase agreements (cost $14,500,000)	14,500,000

	Total Investments, Before Securities Sold Short—117.4% (cost $123,723,683; Note 5)	125,705,896

	SECURITIES SOLD SHORT—(4.4)%
	Government National Mortgage Assn.,
4,500	6.50%, 1/22/33, TBA (proceeds received $4,729,219)	(4,741,875)

	Total Investments, Net of Investments Sold Short—113.0% (cost $118,994,464)	120,964,021
	Liabilities in excess of other assets—(13.0%)	(13,892,021)

	Net Assets—100%	$107,072,000

(a)	Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b)	Less than $500 principal amount held.

I/O—Interest Only Security.

PAC—Planned Amortization Class.

P/O—Principal Only Security.

TBA—To be announced. Such securities are purchased on a forward commitment basis.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	71

U.S. Government Money Market Portfolio	Portfolio of Investments December 31, 2003

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	Federal Home Loan Bank—16.2%
$800	1.05%, 1/28/04(a)	$799,370
3,000	3.75%, 2/13/04	3,008,235
1,000	1.07%, 2/27/04(a)	998,306
900	1.15.%, 3/12/04(a)	897,976
5,000	1.12%, 3/19/04(a)	4,987,975
1,500	3.75%, 4/15/04	1,510,617
3,742	1.15%, 5/26/04(a)	3,724,624

		15,927,103

	Federal Home Loan Mortgage Corp.—25.7%
1,300	1.10%, 1/15/04(a)	1,299,444
2,000	1.35%, 1/29/04(a)	1,997,931
2,160	5.25%, 2/15/04	2,170,397
3,000	1.18%, 2/17/04(a)	2,995,417
750	0.94%, 2/26/04(a)	748,695
500	1.09%, 2/26/04(a)	499,152
1,000	1.28%, 2/26/04(a)	998,260
2,000	1.15%, 4/22/04(a)	1,992,907
980	1.10%, 5/13/04(a)	976,017
750	5.00%, 5/15/04	760,397
4,000	1.14%, 5/20/04(a)	3,982,344
500	1.19%, 6/16/04(a)	497,263
1,430	1.27%, 6/17/04(a)	1,421,592
2,000	1.40%, 8/11/04	2,001,598
3,000	1.17%, 8/18/04(a)	2,977,767

		25,319,181

	Federal National Mortgage Association—29.0%
260	1.07%, 1/28/04(a)	259,791
1,000	1.08%, 2/6/04(a)	998,782
1,500	1.25%, 2/6/04(a)	1,498,173
1,699	1.29%, 2/6/04(a)	1,696,930
1,630	1.10%, 2/11/04(a)	1,627,958
8,000	1.07%, 2/13/04(a)	7,989,776
2,000	1.05%, 2/17/04(a)	1,997,273
800	1.10%, 3/17/04(a)	798,124
960	1.12%, 3/17/04(a)	957,748
950	1.02%, 4/30/04(a)	946,802
1,000	1.13%, 4/30/04(a)	996,267
500	1.10%, 5/5/04(a)	498,090
700	1.08%, 5/28/04(a)	696,921
2,000	1.11%, 6/25/04(a)	1,988,593
4,000	1.21%, 6/25/04(a)	3,977,185
1,675	1.15%, 7/23/04(a)	1,664,132

		28,592,545

See Notes to Financial Statements

72	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	Repurchase Agreements—29.1%
$9,300	ABN AMRO, Inc., .98%, dated 12/31/03, due 1/02/04 in the amount of $9,300,506 (cost $9,300,000; collateralized by $9,460,000 United States Treasury Note, 4.25%, 11/15/2013; value of the collateral including accrued interest was $9,486,425)	$9,300,000
7,000	Credit Suisse First Boston Corp., .99%, dated 12/31/03, due 1/02/04 in the amount of 7,000,385 (cost 7,000,000; collateralized by $7,375,000, Federal Home Loan Bank, 3.501%, 3/16/2010; value of the collateral including accrued interest was $7,144,607)	7,000,000
12,400	Goldman, Sachs & Co., 1.01%, dated 12/31/03, due 1/02/04 in the amount of $12,400,696 (cost $12,400,000; collateralized by $20,939,764 Freddie Mac, 6.50%, 8/01/2032; value of the collateral including accrued interest was 12,648,000)	12,400,000

		28,700,000

	Total Investments—100.0% (amortized cost $98,538,829)(b)	98,538,829
	Liabilities in excess of other assets	(75,240)

	Net Assets—100%	$98,463,589

(a)	Rate quoted represents yield-to-maturity as of purchase date.
(b)	Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	73

Statements of Assets and Liabilities December 31,2003

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

ASSETS

Investments, at value*	$348,930,037	$320,295,530	$143,160,502

Repurchase Agreement*	—	—	—

Cash	—	206,353	—

Foreign currency, at value**	—	—	—

Receivable for Fund shares sold	861,507	791,225	322,819

Dividends and interest receivable	151,876	528,942	7,409

Prepaid expenses and other assets	8,672	5,379	989

Receivable for investments sold	—	1,097,585	231,102

Receivable for foreign tax reclaim	—	—	—

Due from broker for variation margin	—	—	—

Premium for swaps purchased	—	—	—

Unrealized appreciation on swaps	—	—	—

Unrealized appreciation on forward currency contracts	—	—	—

Total assets	349,952,092	322,925,014	143,722,821

LIABILITIES

Payable for Fund shares reacquired	1,197,462	1,243,646	442,069

Payable for investments purchased	—	5,256,720	2,758,740

Accrued expenses and other liabilities	181,963	124,434	182,672

Management fee payable	174,145	155,528	70,301

Deferred Trustees' fees	12,271	14,063	12,560

Payable to custodian	1,201	—	5,167

Dividends payable	—	—	—

Due to broker for variation margin	—	—	—

Outstanding options written***	—	—	—

Premium for swaps written	—	—	—

Unrealized depreciation on swaps	—	—	—

Unrealized depreciation on forward currency contracts	—	—	—

Investments sold short, at value****	—	—	—

Total liabilities	1,567,042	6,794,391	3,471,509

NET ASSETS	$348,385,050	$316,130,623	$140,251,312

Net assets were comprised of:
Shares of beneficial interest, at par	$22,640	$22,370	$14,957

Paid-in capital, in excess of par	298,581,548	257,964,840	183,184,130

	298,604,188	257,987,210	183,199,087
Undistributed net investment income	—	103,948	—

Accumulated net realized gain (loss)	(59,999,608)	(9,684,743)	(54,917,465)

Net unrealized appreciation (depreciation)	109,780,470	67,724,208	11,969,690

Net assets, December 31, 2003	$348,385,050	$316,130,623	$140,251,312

Shares of beneficial interest issued and outstanding	22,640,478	22,370,410	14,956,953

Net asset value, offering price and redemption price per share	$15.39	$14.13	$9.38

* Identified cost of total investments	$239,149,567	$252,571,322	$131,190,812

** Identified cost of currency	—	—	—

*** Premiums received from options written	—	—	—

**** Proceeds received from short sales	—	—	—

See Notes to Financial Statements

74	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31,2003 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO

ASSETS

Investments, at value*	$204,530,158	$191,779,088	$39,279,450	$154,653,080

Repurchase Agreement*	—	—	—	—

Cash	—	—	—	1,703,338

Foreign currency, at value**	—	—	62,508	630,540

Receivable for Fund shares sold	1,719,866	429,959	351,661	855,096

Dividends and interest receivable	241,930	249,223	667,988	859,213

Prepaid expenses and other assets	2,495	4,007	365,468	2,050

Receivable for investments sold	744,702	—	281,136	20,940,239

Receivable for foreign tax reclaim	—	442,860	—	—

Due from broker for variation margin	—	—	—	8,590

Premium for swaps purchased	—	—	—	138,648

Unrealized appreciation on swaps	—	—	—	241,625

Unrealized appreciation on forward currency contracts	—	—	1,512,449	24,368

Total assets	207,239,151	192,905,137	42,520,660	180,056,787

LIABILITIES

Payable for Fund shares reacquired	853,084	723,079	181,327	399,415

Payable for investments purchased	—	13,943	—	2,278,990

Accrued expenses and other liabilities	214,946	118,572	72,876	43,535

Management fee payable	101,861	109,652	15,939	60,048

Deferred Trustees' fees	12,469	12,936	8,957	11,454

Payable to custodian	67,537	18,254	13,310	—

Dividends payable	—	—	—	—

Unrealized loss on futures	—	—	36,498	—

Outstanding options written***	—	—	—	452,647

Premium for swaps written	—	—	—	278,422

Unrealized depreciation on swaps	—	—	—	216,603

Unrealized depreciation on forward currency contracts	—	—	3,638,676	85,913

Investments sold short, at value****	—	—	—	18,081,575

Total liabilities	1,249,897	996,436	3,967,583	21,908,602

NET ASSETS	$205,989,254	$191,908,701	$38,553,077	$158,148,185

Net assets were comprised of:
Shares of beneficial interest, at par	$10,970	$16,651	$4,562	$14,833

Paid-in capital, in excess of par	160,982,826	204,922,117	38,565,297	155,962,449

	160,993,796	204,938,768	38,569,859	155,977,282
Undistributed net investment income (loss)	—	911,418	(1,842,579)	(232,077)

Accumulated net realized gain (loss)	1,183,627	(51,968,349)	14,290	(229,844)

Net unrealized appreciation (depreciation)	43,811,831	38,026,864	1,811,507	2,632,824

Net assets, December 31, 2003	$205,989,254	$191,908,701	$38,553,077	$158,148,185

Shares of beneficial interest issued and outstanding	10,970,003	16,651,445	4,562,324	14,832,930

Net asset value, offering price and redemption price per share	$18.78	$11.53	$8.45	$10.66

* Identified cost of total investments	$160,718,327	$153,816,926	$35,343,595	$152,988,958

** Identified cost of currency	—	—	$61,516	$596,059

*** Premiums received from options written	—	—	—	$584,954

**** Proceeds received from short sales	—	—	—	$17,905,332

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	75

Statements of Assets and Liabilities December 31,2003 (cont’d)

	INTERMEDIATE-TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

ASSETS

Investments, at value*	$299,687,115	$111,205,896	$69,838,829

Repurchase Agreement*	—	14,500,000	28,700,000

Cash	4,659,627	165,772	70,472

Foreign currency, at value**	2,354,578	—	—

Receivable for Fund shares sold	1,576,549	632,493	1,083,833

Dividends and interest receivable	1,907,457	509,144	113,832

Prepaid expenses and other assets	4,798	3,446	14,907

Receivable for investments sold	33,599,100	4,731,883	—

Receivable for foreign tax reclaim	—	—	—

Due from broker for variation margin	45,842	—	—

Premium for swaps purchased	129,987	—	—

Unrealized appreciation on swaps	196,724	—

Unrealized appreciation on forward currency contracts	—	—	—

Total assets	344,161,777	131,748,634	99,821,873

LIABILITIES

Payable for Fund shares reacquired	753,528	263,285	1,266,464

Payable for investments purchased	7,521,438	19,556,016	—

Accrued expenses and other liabilities	135,501	52,549	56,293

Management fee payable	127,610	41,410	21,339

Deferred Trustees' fees	12,476	11,513	12,815

Payable to custodian	—	—	—

Dividends payable	21,937	9,986	1,373

Due to broker for variation margin	—	—	—

Outstanding options written***	277,447	—	—

Premium for swaps written	232,800	—	—

Unrealized depreciation on swaps	238,216	—	—

Unrealized depreciation on forward currency contracts	34,717	—	—

Investments sold short, at value****	—	4,741,875	—

Total liabilities	9,355,670	24,676,634	1,358,284

NET ASSETS	$334,806,107	$107,072,000	$98,463,589

Net assets were comprised of: Shares of beneficial
interest, at par	$32,013	$10,249	$98,464

Paid-in capital, in excess of par	331,347,034	106,731,498	98,365,125

	331,379,047	106,741,747	98,463,589
Undistributed net investment income (loss)	(48,999)	(9,986)	—

Accumulated net realized gain (loss)	(32,526)	(1,629,318)	—

Net unrealized appreciation (depreciation)	3,508,585	1,969,557	—

Net assets, December 31, 2003	$334,806,107	$107,072,000	$98,463,589

Shares of beneficial interest issued and outstanding	32,013,317	10,248,940	98,463,589

Net asset value, offering price and redemption price per share	$10.46	$10.45	$1.00

* Identified cost of total investments	$297,284,153	$123,723,683	$98,538,829

** Identified cost of currency	2,318,817	—	—

*** Premiums received from options written	309,693	—	—

**** Proceeds received from short sales	—	4,729,219	—

See Notes to Financial Statements

76	THE TARGET PORTFOLIO TRUST

Statements of Operations

For The Year Ended December 31, 2003

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

NET INVESTMENT INCOME (LOSS)

Income
Interest	$—	$—	$6,693

Dividends	2,185,420	5,824,235	270,015

Less: Foreign withholding taxes	(7,998)	(44)	(461)

Total income	2,177,422	5,824,191	276,247

Expenses
Management fee	1,745,909	1,521,918	699,792

Transfer agent’s fees and expenses	351,000	245,000	232,000

Custodian’s fees and expenses	94,000	98,000	95,000

Reports to shareholders	149,000	61,000	70,000

Registration fees	30,000	21,000	25,000

Legal fees and expenses	30,000	40,000	48,000

Trustees’ fees	10,000	13,000	12,000

Audit fees	17,000	17,000	17,000

Miscellaneous	16,928	2,503	6,453

Total expenses	2,443,837	2,019,421	1,205,245

Net investment income (loss)	(266,415)	3,804,770	(928,998)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
Investment transactions	147,403	3,331,117	2,695,947

Financial futures contracts	—	—	—

Foreign currency transactions	—	—	—

Options written	—	—	—

Swaps	—	—	—

Short sales	—	—	—

Total net realized gain (loss)	147,403	3,331,117	2,695,947

Net change in unrealized appreciation (depreciation) on:
Investments	96,800,137	74,996,919	32,138,123

Financial futures contracts	—	—	—

Foreign currencies	—	—	—

Options written	—	—	—

Swaps	—	—	—

Short sales	—	—	—

Net change in unrealized appreciation (depreciation)	96,800,137	74,996,919	32,138,123

Net gain (loss)	96,947,540	78,328,036	34,834,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,681,125	$82,132,806	$33,905,072

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	77

Statements of Operations

For The Year Ended December 31, 2003 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO

NET INVESTMENT INCOME (LOSS)

Income
Interest	$—	$24,614	$1,132,887	$5,682,056

Dividends	1,744,575	4,596,582	24,110	8,219

Less: Foreign withholding taxes	(1,562)	(376,100)	(37,124)	(1,336)

Total income	1,743,013	4,245,096	1,119,873	5,688,939

Expenses
Management fee	966,152	1,074,042	164,959	683,996

Transfer agent’s fees and expenses	246,000	209,000	76,000	184,000

Custodian’s fees and expenses	94,000	220,000	167,000	148,000

Reports to shareholders	92,000	48,000	17,000	49,000

Registration fees	20,000	14,000	17,000	18,000

Legal fees and expenses	33,000	35,000	27,000	31,000

Trustees’ fees	13,000	12,000	12,000	14,000

Audit fees	17,000	25,000	17,000	17,000

Miscellaneous	12,768	9,016	1,142	5,429

Total expenses	1,493,920	1,646,058	499,101	1,150,425

Net investment income (loss)	249,093	2,599,038	620,772	4,538,514

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
Investment transactions	12,342,371	282,608	3,417,173	4,423,468

Financial futures contracts	—	—	(105,503)	1,213,652

Foreign currency transactions	—	(387,682)	(2,003,927)	(2,059,191)

Options written	—	—	—	465,462

Swaps	—	—	—	1,180,029

Short sales	—	—	—	(134,474)

Total net realized gain (loss)	12,342,371	(105,074)	1,307,743	5,088,946

Net change in unrealized appreciation (depreciation) on:
Investments	51,963,048	39,026,201	1,952,932	(2,324,911)

Financial futures contracts	—	—	(38,773)	(64,664)

Foreign currencies	—	25,998	(2,239,300)	961,283

Options written	—	—	—	158,099

Swaps	—	—	—	879,984

Short sales	—	—	—	(54,817)

Net change in unrealized appreciation (depreciation)	51,963,048	39,052,199	(325,141)	(445,026)

Net gain (loss)	64,305,419	38,947,125	982,602	4,643,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,554,512	$41,546,163	$1,603,374	$9,182,434

See Notes to Financial Statements

78	THE TARGET PORTFOLIO TRUST

Statements of Operations

For The Year Ended December 31, 2003 (cont’d)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

NET INVESTMENT INCOME (LOSS)

Income
Interest	$11,400,500	$6,036,187	$1,418,747

Dividends	4,537	—	—

Less: Foreign withholding taxes	—	—	—

Total income	11,405,037	6,036,187	1,418,747

Expenses
Management fee	1,545,597	515,368	287,077

Transfer agent’s fees and expenses	322,000	156,000	124,000

Custodian’s fees and expenses	181,000	148,000	65,000

Reports to shareholders	126,000	38,000	47,000

Registration fees	51,000	43,000	22,000

Legal fees and expenses	48,000	28,000	29,000

Trustees’ fees	17,000	14,000	12,000

Audit fees	17,000	17,000	15,000

Miscellaneous	17,088	4,249	714

Total expenses	2,324,685	963,617	601,791

Net investment income (loss)	9,080,352	5,072,570	816,956

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
Investment transactions	4,577,051	(1,161,530)	3,401

Financial futures contracts	2,329,651	(18,905)	—

Foreign currency transactions	(486,672)	—	—

Options written	20,465	—	—

Swaps	(6,879)	—	—

Short sales	—	—	—

Total net realized gain (loss)	6,433,616	(1,180,435)	3,401

Net change in unrealized appreciation (depreciation) on:
Investments	780,679	(1,580,051)	—

Financial futures contracts	(1,103,424)	63,004	—

Foreign currencies	28,002	—	—

Options written	42,179	—	—

Swaps	(41,492)	—	—

Short sales	—	(12,656)	—

Net change in unrealized appreciation (depreciation)	(294,056)	(1,529,703)	—

Net gain (loss)	6,139,560	(2,710,138)	3,401

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,219,912	$2,362,432	$820,357

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	79

Statements of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO		LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income (loss)	$(266,415)	$(324,006)	$3,804,770	$3,778,751

Net realized gain(loss) on investment and foreign currency transactions	147,403	(45,534,696)	3,331,117	(11,726,166)

Net change in unrealized appreciation (depreciation) of investments	96,800,137	(69,124,607)	74,996,919	(29,385,081)

Net increase (decrease) in net assets resulting from operations	96,681,125	(114,983,309)	82,132,806	(37,332,496)

Dividends and Distributions

Dividends from net investment income	—	—	(3,731,879)	(3,747,694)

Distributions from net realized gains	—	—	—	(2,566,849)

Tax return of capital distributions	—	—	—	—

Total distributions	—	—	(3,731,879)	(6,314,543)

Fund share transactions

Net proceeds from shares sold	90,568,160	111,519,886	68,404,898	67,172,023

Net asset value of shares issued in reinvestment of dividends and distributions	—	—	3,647,047	6,162,451

Cost of shares reacquired	(82,611,933)	(111,218,343)	(63,948,228)	(75,269,496)

Net increase (decrease) in net assets from Fund share transactions	7,956,227	301,543	8,103,717	(1,935,022)

Total increase (decrease)	104,637,352	(114,681,766)	86,504,644	(45,582,061)

NET ASSETS

Beginning of year	243,747,698	358,429,464	229,625,979	275,208,040

End of year(a)	$348,385,050	$243,747,698	$316,130,623	$229,625,979

(a) Includes undistributed net investment income of	$—	$—	$103,948	$31,057

See Notes to Financial Statements

80	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO		SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income (loss)	$(928,998)	$(904,314)	$249,093	$393,004

Net realized gain (loss) on investment and foreign currency transactions	2,695,947	(34,839,123)	12,342,371	17,971,053

Net change in unrealized appreciation (depreciation) of investments	32,138,123	(14,331,239)	51,963,048	(34,165,684)

Net increase (decrease) in net assets resulting from operations	33,905,072	(50,074,676)	64,554,512	(15,801,627)

Dividends and Distributions

Dividends from net investment income	—	—	(297,792)	(364,476)

Distributions from net realized gains	—	—	(6,670,354)	(29,829,985)

Tax return of capital distributions	—	—	—	—

Total distributions	—	—	(6,968,146)	(30,194,461)

Fund share transactions

Net proceeds from shares sold	36,726,416	40,755,309	43,122,655	56,996,830

Net asset value of shares issued in reinvestment of dividends and distributions	—	—	6,775,452	29,148,512

Cost of shares reacquired	(31,248,031)	(35,366,709)	(49,425,658)	(69,306,479)

Net increase (decrease) in net assets from Fund share transactions	5,478,385	5,388,600	472,449	16,838,863

Total increase (decrease)	39,383,457	(44,686,076)	58,058,815	(29,157,225)

NET ASSETS

Beginning of year	100,867,855	145,553,931	147,930,439	177,087,664

End of year	$140,251,312	$100,867,855	$205,989,254	$147,930,439

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	81

Statements of Changes in Net Assets (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO		INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income (loss)	$2,599,038	$1,756,973	$620,772	$415,099

Net realized gain (loss) on investment and foreign currency transactions	(105,074)	(20,325,523)	1,307,743	321,688

Net change in unrealized appreciation (depreciation) of investments	39,052,199	3,003,254	(325,141)	3,453,514

Net increase (decrease) in net assets resulting from operations	41,546,163	(15,565,296)	1,603,374	4,190,301

Dividends and Distributions

Dividends from net investment income	(2,118,075)	(54,411)	(3,416,812)	(318,534)

Distributions from net realized gains	—	—	(24,731)	—

Tax return of capital distributions	—	—	—	—

Total distributions	(2,118,075)	(54,411)	(3,441,543)	(318,534)

Fund share transactions

Net proceeds from shares sold	90,795,763	83,819,786	34,299,415	17,136,555

Net asset value of shares issued in reinvestment of dividends and distributions	2,078,838	53,115	3,241,777	300,517

Cost of shares reacquired	(80,785,501)	(86,168,186)	(24,797,728)	(12,298,060)

Net increase (decrease) in net assets from Fund share transactions	12,089,100	(2,295,285)	12,743,464	5,139,012

Total increase (decrease)	51,517,188	(17,914,992)	10,905,295	9,010,779

NET ASSETS

Beginning of year	140,391,513	158,306,505	27,647,782	18,637,003

End of year(a)	$191,908,701	$140,391,513	$38,553,077	$27,647,782

(a) Includes undistributed net investment income of	$911,418	$832,395	$—	$163,303

See Notes to Financial Statements

82	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	TOTAL RETURN BOND PORTFOLIO		INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income (loss)	$4,538,514	$4,776,954	$9,080,352	$9,236,024

Net realized gain (loss) on investment and foreign currency transactions	5,088,946	3,631,105	6,433,616	9,388,877

Net change in unrealized appreciation (depreciation) of investments	(445,026)	3,204,260	(294,056)	3,668,411

Net increase (decrease) in net assets resulting from operations	9,182,434	11,612,319	15,219,912	22,293,312

Dividends and Distributions

Dividends from net investment income	(4,978,895)	(5,208,229)	(11,106,479)	(9,656,660)

Distributions from net realized gains	(5,176,715)	(2,779,487)	(5,519,023)	(5,735,921)

Tax return of capital distributions	—	—	—	—

Total distributions	(10,155,610)	(7,987,716)	(16,625,502)	(15,392,581)

Fund share transactions

Net proceeds from shares sold	75,598,373	79,064,222	144,146,258	208,541,648

Net asset value of shares issued in reinvestment of dividends and distributions	9,845,648	7,595,223	15,775,559	14,664,203

Cost of shares reacquired	(65,811,034)	(56,881,456)	(156,779,293)	(92,270,589)

Net increase (decrease) in net assets from Fund share transactions	19,632,987	29,777,989	3,142,524	130,935,262

Total increase (decrease)	18,659,811	33,402,592	1,736,934	137,835,993

NET ASSETS

Beginning of year	139,488,374	106,085,782	333,069,173	195,233,180

End of year(a)	$158,148,185	$139,488,374	$334,806,107	$333,069,173

(a) Includes undistributed net investment income of	$—	$104,150	$—	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	83

Statements of Changes in Net Assets (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO		U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income (loss)	$5,072,570	$4,202,089	$816,956	$1,678,296

Net realized gain(loss) on investment and foreign currency transactions	(1,180,435)	1,127,459	3,401	(1,180)

Net change in unrealized appreciation (depreciation) of investments	(1,529,703)	2,014,430	—	—

Net increase (decrease) in net assets resulting from operations	2,362,432	7,343,978	820,357	1,677,116

Dividends and Distributions

Dividends from net investment income	(5,247,606)	(5,052,128)	(820,357)	(1,677,116)

Distributions from net realized gains	—	—	—	—

Tax return of capital distributions	—	—	—	—

Total distributions	(5,247,606)	(5,052,128)	(820,357)	(1,677,116)

Fund share transactions(a)

Net proceeds from shares sold	50,238,355	72,556,734	236,126,066	574,524,433

Net asset value of shares issued in reinvestment of dividends and distributions	4,676,518	4,443,190	771,336	1,417,564

Cost of shares reacquired	(60,503,405)	(39,247,945)	(265,575,191)	(603,782,502)

Net increase (decrease) in net assets from Fund share transactions	(5,588,532)	37,751,979	(28,677,789)	(27,840,505)

Total increase (decrease)	(8,473,706)	40,043,829	(28,677,789)	(27,840,505)

NET ASSETS

Beginning of year	115,545,706	75,501,877	127,141,378	154,981,883

End of year(b)	$107,072,000	$115,545,706	$98,463,589	$127,141,378

(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.

(b) Includes undistributed net investment income of	$—	$120,842	$—	$—

See Notes to Financial Statements

84	THE TARGET PORTFOLIO TRUST

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$11.03	$16.15	$23.20	$25.68	$18.29

Income from investment operations

Net investment income (loss)	(.01)	(.01)	.02	(.06)	(.03)

Net realized and unrealized gain (loss) on investment transactions	4.37	(5.11)	(7.05)	(.68)	9.79

Total from investment operations	4.36	(5.12)	(7.03)	(.74)	9.76

Less distributions

Dividends from net investment income	—	—	(.02)	—	—

Distributions from net realized gains	—	—	—	(1.74)	(2.37)

Tax return of capital distributions	—	—	—	—	—

Total distributions	—	—	(.02)	(1.74)	(2.37)

Net asset value, end of year	$15.39	$11.03	$16.15	$23.20	$25.68

TOTAL RETURN(a)	39.53%	(31.70)%	(30.32)%	(3.37)%	55.37%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$348,385	$243,748	$358,429	$512,778	$515,470

Average net assets (000)	$290,985	$297,189	$397,492	$581,198	$385,995

Ratios to average net assets Expenses	.84%	.81%	.75%	.69%	.68%

Net investment income (loss)	(.09)%	(.11)%	.08%	(.25)%	(.16)%

Portfolio turnover rate	49%	66%	68%	48%	50%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	85

Financial Highlights (cont’d)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$10.49	$12.45	$12.64	$13.01	$15.87

Income from investment operations

Net investment income (loss)	.17	.18	.19	.25	.27

Net realized and unrealized gain (loss) on investment transactions	3.64	(1.85)	(.03)	.72	(1.00)

Total from investment operations	3.81	(1.67)	.16	.97	(.73)

Less distributions

Dividends from net investment income	(.17)	(.17)	(.19)	(.25)	(.29)

Distributions from net realized gains	—	(.12)	(.16)	(1.09)	(1.84)

Tax return of capital distributions	—	—	—	—	—

Total distributions	(.17)	(.29)	(.35)	(1.34)	(2.13)

Net asset value, end of year	$14.13	$10.49	$12.45	$12.64	$13.01

TOTAL RETURN(a)	36.38%	(13.57)%	1.21%	8.22%	(4.37)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$316,131	$229,626	$275,208	$268,802	$262,156

Average net assets (000)	$253,653	$253,096	$275,773	$243,008	$279,900

Ratios to average net assets Expenses	.80%	.80%	.76%	.80%	.73%

Net investment income (loss)	1.50%	1.49%	1.51%	2.01%	1.74%

Portfolio turnover rate	56%	56%	50%	80%	36%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions.

See Notes to Financial Statements

86	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$7.05	$10.56	$13.09	$17.47	$15.35

Income from investment operations

Net investment income (loss)	(.06)	(.06)	(.07)	(.07)	(.06)

Net realized and unrealized gain (loss) on investment transactions	2.39	(3.45)	(2.46)	0.36	4.35

Total from investment operations	2.33	(3.51)	(2.53)	0.29	4.29

Less distributions

Dividends from net investment income	—	—	—	—	—

Distributions from net realized gains	—	—	—	(4.67)	(2.17)

Tax return of capital distributions	—	—	—	—	—

Total distributions	—	—	—	(4.67)	(2.17)

Net asset value, end of year	$9.38	$7.05	$10.56	$13.09	$17.47

TOTAL RETURN(a)	33.05%	(33.24)%	(19.33)%	1.83%	29.20%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$140,251	$100,868	$145,554	$182,515	$186,603

Average net assets (000)	$116,632	$122,299	$156,654	$197,168	$150,593

Ratios to average net assets Expenses	1.03%	.99%	.88%	.79%	.80%

Net investment income (loss)	(.80)%	(.74)%	(.59)%	(.49)%	(.45)%

Portfolio turnover rate	235%	153%	167%	165%	207%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	87

Financial Highlights (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$13.23	$17.54	$16.88	$14.97	$14.98

Income from investment operations

Net investment income (loss)	.03	.04	.09	.11	.11

Net realized and unrealized gain (loss) on investment transactions	6.18	(1.41)	2.67	3.34	.10

Total from investment operations	6.21	(1.37)	2.76	3.45	.21

Less distributions

Dividends from net investment income	(.03)	(.04)	(.19)	(.02)	(.12)

Distributions in excess of net investment income	—	—	—	—	—

Distributions from net realized gains	(.63)	(2.90)	(1.91)	(1.52)	(.10)

Tax return of capital distributions	—	—	—	—	—

Total distributions	(.66)	(2.94)	(2.10)	(1.54)	(.22)

Net asset value, end of year	$18.78	$13.23	$17.54	$16.88	$14.97

TOTAL RETURN(a)	47.10%	(8.48)%	17.23%	23.91%	1.39%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$205,989	$147,930	$177,088	$152,672	$127,010

Average net assets (000)	$161,025	$167,945	$161,663	$130,303	$129,077

Ratios to average net assets Expenses	.93%	.88%	.87%	.85%	.87%

Net investment income (loss)	.15%	.23%	.59%	.75%	.75%

Portfolio turnover rate	89%	95%	114%	55%	42%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions.

See Notes to Financial Statements

88	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$9.07	$10.10	$13.52	$17.37	$15.54

Income from investment operations

Net investment income	.16	.11	.09	.17	.23

Net realized and unrealized gain (loss) on investment transactions	2.43	(1.14)	(3.39)	(1.87)	3.29

Total from investment operations	2.59	(1.03)	(3.30)	(1.70)	3.52

Less distributions

Dividends from net investment income	(.13)	— (b)	—	(.17)	(.23)

Distributions in excess of net investment income	—	—	—	(.17)	(.17)

Distributions from net realized gains	—	—	(.12)	(1.81)	(1.29)

Tax return of capital distributions	—	—	—	—	—

Total distributions	(.13)	—	(.12)	(2.15)	(1.69)

Net asset value, end of year	$11.53	$9.07	$10.10	$13.52	$17.37

TOTAL RETURN(a)	28.76%	(10.17)%	(24.56)%	(9.42)%	23.30%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$191,909	$140,392	$158,307	$227,028	$274,997

Average net assets (000)	$153,435	$150,249	$190,106	$246,420	$246,148

Ratios to average net assets Expenses	1.07%	1.09%	1.01%	.93%	.93%

Net investment income (loss)	1.69%	1.17%	.82%	.85%	1.25%

Portfolio turnover rate	47%	55%	65%	44%	35%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions.
(b)	Less than $.005 per share.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	89

Financial Highlights (cont’d)

	INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$8.83	$7.46	$8.08	$8.48	$9.52

Income from investment operations

Net investment income (loss)	.21	.15	.18	.32	.30

Net realized and unrealized gain (loss) on investment transactions	.26	1.33	(.64)	(.45)	(.84)

Total from investment operations	.47	1.48	(.46)	(.13)	(.54)

Less distributions

Dividends from net investment income	(.84)	(.11)	—	—	(.23)

Distributions in excess of net investment income	—	—	—	—	—

Distributions from net realized gains	(.01)	—	—	—	(.16)

Tax return of capital distributions	—	—	(.16)	(.27)	(.11)

Total distributions	(.85)	(.11)	(.16)	(.27)	(.50)

Net asset value, end of year	$8.45	$8.83	$7.46	$8.08	$8.48

TOTAL RETURN(a)	5.31%	20.14%	(5.73)%	(1.34)%	(5.88)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$38,553	$27,648	$18,637	$19,548	$26,492

Average net assets (000)	$32,992	$22,022	$19,235	$20,809	$29,300

Ratios to average net assets Expenses	1.51%	1.69%	1.83%	1.47%	1.25%

Net investment income (loss)	1.88%	1.88%	2.31%	4.16%	3.36%

Portfolio turnover rate	235%	238%	251%	52%	132%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

90	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$10.73	$10.42	$10.27	$9.86	$10.49

Income from investment operations

Net investment income (loss)	.33	.41	.52	.66	.56

Net realized and unrealized gain (loss) on Investment transactions	.33	.57	.28	.42	(.63)

Total from investment operations	.66	.98	.80	1.08	(.07)

Less distributions

Dividends from net investment income	(.36)	(.45)	(.54)	(.67)	(.56)

Distributions in excess of net Investment income	—	—	—	—	—

Distributions from net realized gains	(.37)	(.22)	(.11)	—	—

Tax return of capital distributions	—	—	—	—	—

Total distributions	(.73)	(.67)	(.65)	(.67)	(.56)

Net asset value, end of year	$10.66	$10.73	$10.42	$10.27	$9.86

TOTAL RETURN(a)	6.22%	9.65%	7.97%	11.30%	(.67)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$158,148	$139,488	$106,086	$74,003	$67,269

Average net assets (000)	$151,999	$122,888	$90,698	$67,151	$65,911

Ratios to average net assets Expenses	.76%	.75%	.78%	.79%	.82%

Net investment income (loss)	2.99%	3.89%	4.83%	6.23%	5.54%

Portfolio turnover rate	445%	429%	472%	483%	368%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	91

Financial Highlights (cont’d)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$10.50	$10.23	$10.23	$9.92	$10.36

Income from investment operations

Net investment income (loss)	.28	.38	.52	.63	.56

Net realized and unrealized gain (loss) on investment transactions	.19	.47	.29	.34	(.43)

Total from investment operations	.47	.85	.81	.97	.13

Less distributions

Dividends from net investment income	(.34)	(.39)	(.54)	(.63)	(.57)

Distributions in excess of net investment income	—	—	—	(.03)	—

Distributions from net realized gains	(.17)	(.19)	(.27)	—	—

Tax return of capital distributions	—	—	—	—	—

Total distributions	(.51)	(.58)	(.81)	(.66)	(.57)

Net asset value, end of year	$10.46	$10.50	$10.23	$10.23	$9.92

TOTAL RETURN(a)	4.58%	8.56%	8.19%	10.10%	1.30%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$334,806	$333,069	$195,233	$130,715	$112,991

Average net assets (000)	$343,466	$258,072	$167,039	$116,330	$108,243

Ratios to average net assets Expenses	.68%	.66%	.66%	.71%	.67%

Net investment income (loss)	2.64%	3.58%	4.91%	6.35%	5.63%

Portfolio turnover rate	422%	377%	560%	423%	253%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

92	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$10.70	$10.44	$10.31	$9.97	$10.47

Income from investment operations

Net investment income (loss)	.47	.56	.61	.65	.66

Net realized and unrealized gain (loss) on Investment transactions	(.24)	.27	.17	.33	(.50)

Total from investment operations	.23	.83	.78	.98	.16

Less distributions

Dividends from net investment income	(.48)	(.57)	(.65)	(.64)	(.66)

Distributions in excess of net Investment income	—	—	—	—	—

Distributions from net realized gains	—	—	—	—	—

Tax return of capital distributions	—	—	—	—	—

Total distributions	(.48)	(.57)	(.65)	(.64)	(.66)

Net asset value, end of year	$10.45	$10.70	$10.44	$10.31	$9.97

TOTAL RETURN(a)	2.20%	8.13%	7.79%	10.35%	1.54%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$107,072	$115,546	$75,502	$63,234	$67,372

Average net assets (000)	$114,526	$94,893	$69,767	$61,771	$70,244

Ratios to average net assets Expenses	.84%	.80%	.84%	.83%	.80%

Net investment income (loss)	4.43%	4.43%	5.74%	6.60%	6.31%

Portfolio turnover rate	282%	184%	72%	74%	14%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	93

Financial Highlights (cont’d)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31,
	2003	2002	2001	2000	1999

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income and net realized gain on investment transactions	.007	.013	.037	.058	.045

Dividends and distributions	(.007)	(.013)	(.037)	(.058)	(.045)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	.70%	1.31%	3.77%	5.87%	4.67%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)	$98,464	$127,141	$154,982	$122,226	$85,722

Average net assets (000)	$114,831	$128,550	$132,704	$93,985	$196,853

Ratios to average net assets Expenses	.52%	.45%	.51%	.56%	.43%

Net investment income	.71%	1.31%	3.52%	5.76%	4.64%

(a)	Total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions.

See Notes to Financial Statements

94	THE TARGET PORTFOLIO TRUST

Notes to Financial Statements

The Target Portfolio Trust (the ‘Fund’) is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

The Portfolios and their investment objectives are as follows:

•	Large Capitalization Growth Portfolio—long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•	Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•	Small Capitalization Growth Portfolio—maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•	Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued or overlooked in the marketplace;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

•	International Bond Portfolio—high total return through investment primarily in high-quality, foreign debt securities;

•	Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•	Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•	Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage-related securities;

•	U.S. Government Money Market Portfolio—maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

THE TARGET PORTFOLIO TRUST	95

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

Securities Valuations: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Short-term securities held by the other portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

96	THE TARGET PORTFOLIO TRUST

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as net realized gain or loss on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Foreign Currency Forward Contracts: A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange

THE TARGET PORTFOLIO TRUST	97

rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

Short Sales: Certain portfolios of the Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio may enter into short sales.

98	THE TARGET PORTFOLIO TRUST

Swaps: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolios may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The Total Return Bond Portfolio, International Bond Portfolio, Mortgage Backed Securities Portfolio and the Intermediate-Term Bond Portfolio may enter into swaps.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reported in the Statements of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain or loss daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. The International Bond Portfolio changed its dividend policy from declaring daily to annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Fund is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

THE TARGET PORTFOLIO TRUST	99

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Fund, administers the Fund’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios—the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio—manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems it appropriate. In order to maintain an approximately equal allocation between the two subadvisers, a periodic rebalancing of each subadviser’s share of Portfolio assets may occur to account for market fluctuations.

Portfolio	Adviser
Large Capitalization Growth	Oak Associates, Ltd. and Columbus Circle Investors
Large Capitalization Value	J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management Inc.
Small Capitalization Growth	Westcap Investors, LLC* and RS Investment Management, L.P.**
Small Capitalization Value	NFJ Investment Group L.P.*** and EARNEST Partners, LLC
International Equity	Lazard Asset Management
International Bond	Fischer, Francis, Trees & Watts, Inc.
Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company
Mortgage Backed Securities and U.S. Government Money Market	Wellington Management Company, LLP

*	Effective at the close of business on July 23, 2003, Westcap Investments, LLC replaced Sawgrass Asset Management LLC.
**	Effective at the close of business on October 3, 2003, RS Investment Management L.P. replaced JPMorgan Fleming Asset Management USA, Inc.
***	Effective at the close of business on October 8, 2003, NFJ Investment Group replaced National City Investment Company.

100	THE TARGET PORTFOLIO TRUST

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

Portfolio	Total Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
International Bond	0.50%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%
U.S. Government Money Market	0.25%

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”). PIMS serves the Fund without compensation.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund (excluding the U.S. Government Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is party to a syndicate credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily, paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2003.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The following approximate amounts represent the fees PMFS charged for the year ended December 31, 2003, as well as the fees due to PMFS as of December 31, 2003. Transfer agent fees and expenses in the Statement of Operations also includes certain out-of-pocket expenses paid to nonaffiliates, where applicable.

Portfolio	Amount incurred for the year ended December 31, 2003	Amount due as of December 31, 2003
Large Capitalization Growth	$275,800	$23,000
Large Capitalization Value	192,400	16,400
Small Capitalization Growth	185,600	15,800
Small Capitalization Value	199,000	17,400
International Equity	164,200	14,000
International Bond	60,800	5,700

THE TARGET PORTFOLIO TRUST	101

Portfolio	Amount incurred for the year ended December 31, 2003	Amount due as of December 31, 2003
Total Return Bond	$146,500	$12,900
Intermediate-Term Bond	252,100	20,700
Mortgage Backed Securities	111,400	9,300
U.S. Government Money Market	97,200	7,500

Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture, Wachovia Securities, LLC (“Wachovia”), whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, Prudential Securities, Inc. (“PSI”), was an indirect, wholly-owned subsidiary of Prudential. For the year ended December 31, 2003, the amount of brokerage commissions earned by PSI and Wachovia from transactions executed on behalf of the Fund was as follows:

Portfolio	PSI	Wachovia*
Large Capitalization Growth	$—	$4,350
Large Capitalization Value	7,436	5,806
Small Capitalization Growth	90	5,400
Small Capitalization Value	177	255

*	The amount earned by Wachovia for the period of July 1, 2003 to December 31, 2003.

The Fund pays networking fees to affiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations. The Fund paid networking fees, as follows:

Portfolio	Paid to PSI and Wachovia
Large Capitalization Growth	$69,000
Large Capitalization Value	48,000
Small Capitalization Growth	46,300
Small Capitalization Value	45,000
International Equity	40,900
International Bond	14,600
Total Return Bond	34,200
Intermediate-Term Bond	63,200
Mortgage Backed Securities	27,700
U.S. Government Money Market	24,300

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the following Portfolios earned income from the Series by investing their excess cash:

102	THE TARGET PORTFOLIO TRUST

Portfolio	Excess Cash Investment
Large Capitalization Growth	$108,152
Large Capitalization Value	58,690
Small Capitalization Growth	64,387
Small Capitalization Value	50,615
International Bond	24,110
Total Return Bond	8,219
Intermediate-Term Bond	4,537

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, government securities, short sales and written options, for the year ended December 31, 2003, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth	$141,402,471	$138,542,133
Large Capitalization Value	140,017,012	139,001,363
Small Capitalization Growth	262,669,000	262,680,229
Small Capitalization Value	139,775,917	147,967,863
International Equity	78,108,017	70,139,820
International Bond	77,590,409	67,680,762
Total Return Bond	490,440,982	558,885,920
Intermediate-Term Bond	997,381,461	1,153,521,102
Mortgage Backed Securities	314,649,508	314,210,115

At December 31, 2003, the International Bond, Total Return Bond and the Intermediate-Term Bond Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of December 31, 2003 were as follows:

International Bond Portfolio:

Number of Contracts	Type	Expiration Date	Value at December 31, 2003	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
2	Gilt	Mar. 2004	$388,392	$381,013	$7,379
1	Japanese 10yr Bond	Mar. 2004	1,286,274	1,279,312	6,962

					14,341

	Short Positions:
42	Euro-BOBL	Mar. 2004	5,855,525	5,807,691	(47,834)
5	Ruix Index	Mar. 2004	713,421	710,900	(2,521)
3	Euro-Schatz	Mar. 2004	400,164	399,680	(484)

					(50,839)

					$(36,498)

THE TARGET PORTFOLIO TRUST	103

Total Return Bond Portfolio:

Number of Contracts	Type	Expiration Date	Value at December 31, 2003	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
488	10yr T-Note	Mar. 2004	$54,785,625	$53,986,351	$799,274
142	Ruix Index	Mar. 2004	20,261,150	20,000,597	260,553
32	90 Day Libor	Dec. 2004	6,819,069	6,833,812	(14,743)
25	90 Day Eurodollar	Mar. 2007	5,954,375	5,936,250	18,125
20	90 Day Euribor	Dec. 2004	6,136,478	6,125,091	11,387
13	90 Day Libor	Sept. 2004	2,775,483	2,773,548	1,935
12	90 Day Libor	Mar. 2005	2,553,660	2,583,556	(29,896)
4	90 Day Libor	Mar. 2004	857,486	862,233	(4,747)
4	90 Day Libor	Jun. 2004	855,964	860,585	(4,621)

					1,037,267

	Short Positions:
60	15yr T-Bond	Mar. 2004	6,558,750	6,511,031	(47,719)
59	5yr T-Note	Mar. 2004	6,585,875	6,600,625	14,750

					(32,969)

					$1,004,298

Intermediate-Term Bond Portfolio:

Number of Contracts	Type	Expiration Date	Value at December 31, 2003	Value at Trade Date	Unrealized Appreciation
	Long Positions:
665	90 Day Euro	Sept. 2004	$163,332,313	$162,800,313	$532,000
195	10Yr U.S. T-Bond	Mar. 2004	21,891,797	21,685,656	206,141
87	90 Day Euro	Mar. 2004	21,483,563	21,340,013	143,550
87	90 Day Euro	Jun. 2004	21,438,975	21,256,275	182,700
65	90 Day Euribor	Mar. 2005	19,863,939	19,846,730	17,209
65	90 Day Euribor	Jun. 2005	19,812,752	19,798,632	14,120
65	90 Day Euribor	Sept. 2005	19,767,778	19,758,720	9,058
65	90 Day Euribor	Dec. 2005	19,728,882	19,719,835	9,047

					$1,113,825

104	THE TARGET PORTFOLIO TRUST

At December 31, 2003, the International Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Australian Dollars, Expiring 2/24/04	$1,112,952	$1,175,206	$62,254
Canadian Dollars, Expiring 2/24/04	6,136,679	6,263,156	126,477
Euros, Expiring 2/24/04	18,649,160	19,675,462	1,026,302
Pound Sterling, Expiring 2/24/04	2,553,326	2,701,297	147,971
Japanese Yen, Expiring 2/24/04	7,055,479	7,129,728	74,249
Norwegian Krones, Expiring 2/24/04	657,526	663,166	5,640
Swiss Francs, Expiring 2/24/04	1,045,932	1,115,488	69,556

	$37,211,054	$38,723,503	$1,512,449

Foreign Currency Sale Contracts	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Australian Dollars, Expiring 2/24/04	$1,073,149	$1,152,750	$(79,601)
Canadian Dollars, Expiring 2/24/04	5,837,861	5,949,131	(111,270)
Canadian Dollars for Australian Dollars, Expiring 2/24/04	292,279	299,415	(7,136)
Danish Krones, Expiring 2/24/04	2,454,555	2,585,870	(131,315)
Euros, Expiring 2/24/04	29,550,451	31,839,639	(2,289,188)
Pound Sterling, Expiring 2/24/04	7,850,955	8,162,093	(311,138)
Pound Sterling for Euros Expiring 2/24/04	943,875	1,022,034	(78,159)
Japanese Yen, Expiring 2/24/04	10,990,777	11,119,367	(128,590)
Norwegian Krones for Euros Expiring 2/24/04	657,526	687,389	(29,863)
New Zealand Dollar, Expiring 2/24/04	2,854,879	2,910,260	(55,381)
Swedish Krona, Expiring 2/24/04	2,415,964	2,581,856	(165,892)
Swiss Francs, Expiring 2/24/04	1,060,000	1,181,671	(121,671)
Swiss Francs for Euros, Expiring 2/24/04	1,045,932	1,120,900	(74,968)
Euros for Japanese Yen, Expiring 2/24/04	1,378,440	1,402,105	(23,665)
Euros for Norwegian Krones, Expiring 2/24/04	655,264	660,165	(4,901)
Euros for Pound Sterling, Expiring 2/24/04	899,225	925,163	(25,938)

	$69,961,132	$73,599,808	$(3,638,676)

THE TARGET PORTFOLIO TRUST	105

As December 31, 2003, the Total Return Bond Portfolio had outstanding forward currency contracts to sell currency, as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Euros, Expiring 1/07/04	$735,373	$759,182	$23,809
Japanese Yen, Expiring 1/15/04	91,713	92,272	559

	$827,086	$851,454	$24,368

Foreign Currency Sale Contracts	Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euros, Expiring 1/07/04	$2,946,109	$3,027,901	$(81,792)
Pound Sterling, Expiring 1/23/04	119,178	123,299	(4,121)

	$3,065,287	$3,151,200	$(85,913)

As December 31, 2003, the Intermediate-Term Bond Portfolio had outstanding forward contracts to sell foreign currency, as follows:

Foreign Currency Sale Contracts	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euros, Expiring 1/07/04	$2,261,746	$2,296,463	$(34,717)

Transactions in options written during the year ended December 31, 2003 were as follows:

Total Return Bond Portfolio	Number of Contracts/ Notional Amount (000)	Premiums Received
Options outstanding at December 31, 2002	14,468	$206,623
Options written	54,021	972,376
Options closed	(15,344)	(181,035)
Options expired	(14,145)	(413,010)

Options outstanding at December 31, 2003	39,000	$584,954

Intermediate-Term Bond Portfolio	Number of Contracts/ Notional Amount (000)	Premiums Received
Options outstanding at December 31, 2002	61	$10,543
Options written	$33,800	309,693
Options expired	(61)	(10,543)

Options outstanding at December 31, 2003	$33,800	$309,693

106	THE TARGET PORTFOLIO TRUST

The Total Return Bond Portfolio entered into interest rate swap agreements during the year ended December 31, 2003. Details of the swap agreements outstanding as of December 31, 2003 were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley(a)	6/2/2012	JPY190,000,000	1.07%	6 month LIBOR	$42,933
Goldman Sachs(a)	6/2/2012	JPY200,000,000	1.07%	6 month LIBOR	63,018
Merrill Lynch(b)	3/29/2005	CHF5,600,000	1.50%	3 month LIBOR	22,211
JP Morgan(b)	3/29/2005	CHF1,800,000	1.50%	3 month LIBOR	5,169
Merrill Lynch(b)	3/29/2005	CHF6,800,000	1.50%	3 month LIBOR	82
UBS Warburg LLC(b)	9/15/2005	$7,500,000	3.25%	3 month LIBOR	13,410
Goldman Sachs(b)	9/15/2005	EUR16,600,000	3.50%	6 month Euribor	56,103
Barclay’s Bank PLC(b)	9/15/2005	EUR2,100,000	3.50%	6 month Euribor	1,678
Morgan Stanley(b)	3/16/2005	GBP1,400,000	4.25%	6 month LIBOR	(3,369)
Goldman Sachs(a)	6/16/2014	$500,000	5.00%	3 month LIBOR	(6,555)
JP Morgan(b)	3/17/2005	GBP2,000,000	4.00%	6 month LIBOR	(7,036)
Bank of America Securities LLC(b)	6/16/2009	$3,000,000	4.00%	3 month LIBOR	12,456
UBS Warburg LLC(a)	6/16/2014	EUR9,200,000	5.00%	6 month Euribor	(178,356)
JP Morgan(b)	9/27/2012	$3,000,000	4.00%	3 month LIBOR	12,096

					$33,840

(a)	Portfolio pays the fixed rate and receives the floating rate.
(b)	Portfolio pays the floating rate and receives the fixed rate.

The Total Return Bond Portfolio entered into a forward swap spread lock agreement during the year ended December 31, 2003. Details of the swap agreement outstanding as of December 31, 2003, were as follows:

Counterparty	Maturity Date	Notional Amount	Spread Lock	Underlying Bond	Unrealized Appreciation
Bank of America Securities LLC(a)	1/15/2004	$2,500,000	0.18%	U.S. T-Note, 6.25%, 8/15/23	$4,882

(a)	Portfolio pays the floating rate and receives the fixed rate.

THE TARGET PORTFOLIO TRUST	107

The Total Return Bond Portfolio entered into credit default swap agreements during the year ended December 31, 2003. Details of the swap agreements outstanding as of December 31, 2003 were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley(a)	12/20/2008	$500,000	0.26%	Allstate Corp., 6.125%, due 2/15/12	$(244)
Merrill Lynch & Co(a)	12/20/2008	300,000	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	138
Morgan Stanley(a)	12/20/2008	300,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	557
Barclays Bank PLC(a)	12/20/2008	500,000	0.16%	Eli Lilly & Co., Inc., 6.00%, due 3/15/12	701
Bank of America Securities LLC(a)	12/20/2008	300,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	—
Bear Stearns & Co(a)	12/20/2008	400,000	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	(1,307)
Lehman Brothers(a)	12/20/2008	400,000	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(187)
Lehman Brothers(a)	12/20/2008	400,000	0.12%	Home Depot, Inc., 5.375%, due 4/1/06	186
Citigroup(a)	12/20/2008	300,000	0.29%	FedEx Corp., 7.25%, due 2/15/11	(1,135)
Lehman Brothers(a)	12/20/2008	200,000	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	370
Citigroup(a)	12/20/2008	400,000	0.28%	Eaton Corp., 5.75%, due 7/15/12	(372)
Merrill Lynch & Co(a)	12/20/2008	100,000	0.22%	Gannett Co., Inc., 6.375%, due 4/1/12	—
Citigroup(a)	12/20/2008	800,000	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	372
UBS Warburg LLC(a)	12/20/2008	600,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	2,739
Lehman Brothers(a)	12/20/2008	100,000	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	273
Lehman Brothers(a)	12/20/2008	300,000	0.30%	Masco Corp., 5.875%, due 7/15/12	(699)
Lehman Brothers(a)	12/20/2008	300,000	0.35%	RadioShack Corp., 7.375%, due 5/15/11	677
Barclays Bank PLC(a)	12/20/2008	200,000	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(2,699)
Bear Stearns & Co(a)	12/20/2008	100,000	1.09%	Capital One Bank, 4.875%, due 5/15/08	(419)
Lehman Brothers(a)	12/20/2008	200,000	0.48%	Northrop Grmman Corp., 7.125%, due 2/15/11	(566)
Lehman Brothers(a)	12/20/2008	200,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(749)
Lehman Brothers(a)	12/20/2008	200,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(4,326)
UBS Warburg LLC(a)	12/20/2008	200,000	0.98%	SunMicrosystems, Inc., 7.65%, due 8/15/09	(2,569)

108	THE TARGET PORTFOLIO TRUST

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(a)	12/20/2008	200,000	0.67%	Clear Channel Communications, Inc., 7.65%, due 9/15/10	(1,601)
Bear Stearns & Co(a)	12/20/2008	200,000	0.24%	Deere & Co., 7.85%, due 5/15/10	278
UBS Warburg LLC(a)	12/20/2008	200,000	0.37%	RadioShack Corp., 7.375%, due 5/15/11	266
Bear Stearns & Co(a)	12/20/2008	200,000	0.19%	Caterpillar, Inc., 7.25%, due 9/15/09	93
Morgan Stanley & Co(a)	12/20/2008	200,000	0.22%	Emerson Electric Co., 7.125%, due 8/15/10	279
Merrill Lynch & Co(a)	12/20/2008	300,000	0.35%	Devon Energy Corp., 6.875%, due 9/30/11	122
Bear Stearns & Co(a)	12/20/2008	200,000	0.60%	International Paper Co., 6.75%, due 9/1/11	172
Merrill Lynch & Co(a)	12/20/2008	200,000	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/1/12	92
UBS Warburg LLC(a)	12/20/2008	200,000	0.44%	Carnival Corp., 6.15%, due 4/15/08	272
Morgan Stanley(a)	12/20/2008	200,000	0.42%	Countrywide Home Loans, Inc., 5.625%, due 7/15/09	(196)
Merrill Lynch & Co(a)	12/20/2008	200,000	0.28%	Occidental Petroleum Corp., 6.75%, due 1/15/12	(280)
Goldman Sachs(a)	12/20/2008	200,000	0.60%	Clear Channel Communications, Inc., 7.65%, due 9/15/10	(954)
Lehman Brothers(a)	12/20/2008	200,000	0.45%	Cox Communications, Inc., 7.75%, due 11/1/10	(474)
UBS Warburg LLC(a)	12/20/2008	200,000	0.44%	Simon Property Group, L.P., 5.45%, due 3/15/13	(753)
Morgan Stanley(a)	12/20/2008	200,000	0.53%	The Kroger Co., 4.75%, due 4/15/12	(196)
Bear Stearns & Co(a)	12/20/2008	200,000	0.15%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	—
Merrill Lynch & Co(a)	12/20/2008	200,000	0.85%	Motorola, Inc., 7.625%, due 11/15/10	(1,561)

					$(13,700)

(a)	Portfolio pays the fixed rate and receives the floating rate.

The Intermediate-Term Bond Portfolio entered into interest rate swap agreements during the year ended December 31, 2003. Details of the swap agreements outstanding as of December 31, 2003 were as follows:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs Group LP(a)	6/16/2009		$38,800,000	4.00%	3 month LIBOR	$156,442
UBS Warburg LLC(a)	3/15/2007	EUR	8,900,000	4.00%	6 month Euribor	40,282
Morgan Stanley & Co., Inc.(a)	3/17/2004	GBP	26,800,000	4.25%	6 month LIBOR	(238,216)

						$(41,492)

(a)	Portfolio pays the floating rate and receives the fixed rate.

THE TARGET PORTFOLIO TRUST	109

Note 5. Tax and Distribution Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended December 31, 2003, the adjustments were as follows:

Portfolio	Paid-In Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Net Realized Gain or Loss
Large Capitalization Growth Portfolio(b)	$(266,415)	$266,415	—
Small Capitalization Growth Portfolio(b)	(928,998)	928,998	—
Small Capitalization Value Portfolio(d)	—	48,699	$(48,699)
International Equity Portfolio(a)(c)	20,089	(401,940)	381,851
International Bond Portfolio(a)	—	790,158	(790,158)
Total Return Bond Portfolio(a)(d)(f)	473,554	104,154	(577,708)
Intermediate-Term Bond Portfolio(a)(d)(e)	(76,904)	2,054,083	(1,977,179)
Mortgage Backed Securities Portfolio(d)	(44,208)	44,208	—
U.S. Government Money Market Portfolio(d)	—	3,401	(3,401)

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of tax operating loss.
(c)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(d)	Reclassification of overdistribution of ordinary income.
(e)	Reclassification of market discount accretion and premium amortization.
(f)	Reclassification for redemptions utilized as distributions for federal income tax purposes.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

For federal income tax purposes, the following portfolios had post-October losses deferred and capital loss carryforward as of December 31, 2003.

	Post-October Losses Deferred at December 31, 2003
Portfolio	Currency	Capital
Small Capitalization Growth Portfolio	—	$34,099
International Equity Portfolio	$58,323	—
Intermediate-Term Bond Portfolio	32,523	—
Mortgage Backed Securities Portfolio	—	275,509

Portfolio	Approximate Capital Loss Carryforward * At December 31, 2003
Large Capitalization Growth Portfolio	$58,279,000	($11,752,000 expiring in 2009; $39,797,000 expiring in 2010; $6,730,000 expiring in 2011)
Large Capitalization Value Portfolio	6,675,000(a)	(expiring in 2010)
Small Capitalization Growth Portfolio	54,440,000	($19,057,000 expiring in 2009; $28,653,000 expiring in 2010; $6,730,000 expiring in 2011)

110	THE TARGET PORTFOLIO TRUST

Portfolio	Approximate Capital Loss Carryforward * At December 31, 2003
International Equity Portfolio	$50,185,000	($23,151,000 expiring in 2009; $24,235,000 expiring in 2010; $2,799,000 in 2011)
International Bond Portfolio	—(b)	—
Mortgage Backed Securities Portfolio	1,354,000	($384,000 expiring in 2008; $970,000 expiring in 2011)

*	Accordingly, no capital distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(a)	Approximately $2,003,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(b)	Approximately $349,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.

For the year ended December 31, 2003, the tax character of the distributions paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Large Capitalization Value Portfolio	$3,731,879	—	$3,731,879
Small Capitalization Value Portfolio	3,591,404	$3,376,742	6,968,146
International Equity Portfolio	2,118,075	—	2,118,075
International Bond Portfolio	3,416,812	24,731	3,441,543
Total Return Bond Portfolio	8,556,130	1,599,480	10,155,610
Intermediate-Term Bond Portfolio	15,975,002	650,500	16,625,502
Mortgage Backed Securities Portfolio	5,247,606	—	5,247,606
U.S. Government Money Market Portfolio	820,357	—	820,357

For the year ended December 31, 2002, the tax character of the distributions paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Large Capitalization Value Portfolio	$3,747,694	$2,566,849	$6,314,543
Small Capitalization Value Portfolio	5,396,672	24,797,789	30,194,461
International Equity Portfolio	54,411	—	54,411
International Bond Portfolio	318,534	—	318,534
Total Return Bond Portfolio	7,311,187	676,529	7,987,716
Intermediate-Term Bond Portfolio	13,996,377	1,396,204	15,392,581
Mortgage Backed Securities Portfolio	5,052,128	—	5,052,128
U.S. Government Money Market Portfolio	1,677,116	—	1,677,116

The tax character of distributable earnings at December 31, 2003 was:

Portfolio	Ordinary Income	Long-Term Capital Gain
Large Capitalization Value Portfolio	$103,948	—
Small Capitalization Value Portfolio	324,655	$1,071,450
International Equity Portfolio	1,279,664	—

THE TARGET PORTFOLIO TRUST	111

Portfolio	Ordinary Income	Long-Term Capital Gain
International Bond Portfolio	$228,072	$5,347
Total Return Bond Portfolio	202,040	353,329
Intermediate-Term Bond Portfolio	227,291	813,296

As of December 31, 2003, the Large Capitalization Growth, Small Capitalization Growth, Mortgage Backed Securities and U.S. Government Money Market Portfolios had no distributable earnings on a tax basis.

The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolios’ investments and the total net unrealized appreciation (depreciation) as of December 31, 2003, were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized of Investments	Other Cost Basis Adjustments	Total Net Unrealized
Large Capitalization Growth Portfolio	$240,870,374	$133,676,065	$25,616,402	$108,059,663	—	$108,059,663
Large Capitalization Value Portfolio	255,581,083	70,616,408	5,901,961	64,714,447	—	64,714,447
Small Capitalization Growth Portfolio	131,634,045	15,089,368	3,562,911	11,526,457	—	11,526,457
Small Capitalization Value Portfolio	160,930,805	44,756,926	1,157,573	43,599,353	—	43,599,353
International Equity Portfolio	155,909,712	37,274,326	1,404,950	35,869,376	$64,702	35,934,078
International Bond Portfolio	35,668,198	3,769,201	157,949	3,611,252	(129,437)	3,481,815
Total Return Bond Portfolio	152,990,868	3,265,301	1,603,089	1,662,212	247,150	1,909,362
Intermediate-Term Bond Portfolio	297,292,874	6,082,013	3,687,772	2,394,241	75,949	2,470,190
Mortgage Backed Securities Portfolio	123,723,683	2,215,215	233,002	1,982,213	(12,656)	1,969,557

The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales, mark to market on purchased options and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark to market of receivables and payables.

112	THE TARGET PORTFOLIO TRUST

Note 6. Capital

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during year ended December 31, 2003 were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth Portfolio	6,953,016	—	(6,417,696)	535,320
Large Capitalization Value Portfolio	5,785,901	268,646	(5,571,034)	483,513
Small Capitalization Growth Portfolio	4,591,873	—	(3,951,697)	640,176
Small Capitalization Value Portfolio	2,731,257	371,473	(3,313,238)	(210,508)
International Equity Portfolio	9,427,039	200,739	(8,456,409)	1,171,369
International Bond Portfolio	3,767,332	385,003	(2,719,639)	1,432,696
Total Return Bond Portfolio	6,974,878	915,221	(6,059,658)	1,830,441
Intermediate-Term Bond Portfolio	13,623,787	1,495,398	(14,835,948)	283,237
Mortgage Backed Securities Portfolio	4,746,277	443,657	(5,735,443)	(545,509)

Transactions in shares of beneficial interest during the fiscal year ended December 31, 2002, were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth Portfolio	8,398,367	—	(8,482,157)	(83,790)
Large Capitalization Value Portfolio	5,841,891	543,508	(6,595,311)	(209,912)
Small Capitalization Growth Portfolio	4,742,296	—	(4,214,900)	527,396
Small Capitalization Value Portfolio	3,492,647	2,033,553	(4,442,760)	1,083,440
International Equity Portfolio	8,916,721	5,001	(9,117,137)	(195,415)
International Bond Portfolio	2,122,894	37,026	(1,528,675)	631,245
Total Return Bond Portfolio	7,462,420	717,545	(5,362,611)	2,817,354
Intermediate-Term Bond Portfolio	20,128,098	1,417,532	(8,907,875)	12,637,755
Mortgage Backed Securities Portfolio	6,840,775	419,877	(3,698,849)	3,561,803

THE TARGET PORTFOLIO TRUST	113

Report of Independent Auditors

To the Trustees and Shareholders of The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the “Trust”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

New York, New York

February 24, 2004

114	THE TARGET PORTFOLIO TRUST

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2003. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 2003 that qualify for the corporate dividends received deduction available to corporate taxpayers.

Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 2003 as well as the corporate dividend received deduction percentage:

	Ordinary Dividends*
Portfolio	Income	Short-Term Capital Gains	Long-Term Capital Gains Distributions	Total Dividends and Distributions	Corporate Dividend Received Deduction
Large Capitalization Value Portfolio	$0.1698	$—	$—	$0.1698	100.00%
Small Capitalization Value Portfolio	0.0283	0.3130	0.3209	0.6622	44.24%
International Equity Portfolio	0.1327	—	—	0.1327	8.57%
International Bond Portfolio	0.8440	—	0.0060	0.8500	—
Total Return Bond Portfolio	0.3606	0.2537	0.1130	0.7273	—
Intermediate-Term Bond Portfolio	0.3400	—	0.1700	0.5100	—
Mortgage Backed Securities Portfolio	0.4792	—	—	0.4792	—
U.S. Government Money Market Portfolio	0.0070	—	—	0.0070	—

*	For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

The International Equity Portfolio has elected to give the benefit tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 2003 the International Equity Portfolio intends on passing through $396,189 of ordinary income distributions as a foreign tax credit.

The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, and International Equity Portfolio will designate 100%, 8.29% and 100% of ordinary income dividends, respectively, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

THE TARGET PORTFOLIO TRUST	115

Important Notice For Certain Shareholders (Unaudited)

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 2003.

To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

Portfolio*	Percentage of Interest from U.S. Government obligations
Total Return Bond Portfolio	12.42%
Intermediate-Term Bond Portfolio	4.21
U.S. Government Money Market Portfolio	15.98

*	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2003 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities Financial Adviser.

116	THE TARGET PORTFOLIO TRUST

The Target Portfolio Trust

Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21, 2003, to September 12, 2003 and further adjourned to October 10, 2003. At such meetings the shareholders approved the following proposals:

1)*	To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn†
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	199,987,760	—	2,195,005	—
Robert E. La Blanc	197,858,619	—	2,324,146	—
Robert F. Gunia	200,013,667	—	2,169,098	—
Douglas H. McCorkindale	199,992,981	—	2,189,820	—
Stephen P. Munn†	199,983,194	—	2,199,571	—
Richard A. Redeker	200,041,826	—	1,885,443	—
Judy A. Rice	200,027,519	—	2,155,246	—
Robin B. Smith	199,943,906	—	2,238,859	—
Stephen Stoneburn	200,089,822	—	2,092,943	—
Clay T. Whitehead	200,003,830	—	1,922,092	—

†Mr.	Munn ceased being a director effective November 30, 2003.

THE TARGET PORTFOLIO TRUST	117

4a)**	To approve changes to fundamental investment restrictions or policies, relating to: fund diversification.

For	Against	Abstain
18,360,347	716,131	689,698

4b)**	To approve changes to fundamental investment restrictions or policies, relating to: issuing senior securities, borrowing money or pledging assets.

For	Against	Abstain
18,189,639	881,391	695,146

4c)**	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate.

For	Against	Abstain
18,228,993	818,140	719,043

4d)**	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

For	Against	Abstain
18,142,918	923,145	700,113

4e)**	To approve changes to fundamental investment restrictions or policies, relating to: fund concentration.

For	Against	Abstain
18,236,858	815,037	738,241

4f)**	To approve changes to fundamental investment restrictions or policies, relating to: making loans.

For	Against	Abstain
18,115,126	659,450	744,557

4g)**	To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

For	Against	Abstain
18,238,951	797,706	729,519

5)**	To approve amendments to the Company’s Declaration of Trust.

For	Against	Abstain
18,261,527	762,923	741,726

*	Approved at the July 17, 2003 meeting.
**	Approved at the September 12, 2003 meeting. The totals represent approvals for the following Portfolios of the Trust only: Intermediate Term Bond Portfolio, International Bond Portfolio, and Total Return Bond Portfolio. The remaining portfolios have not approved the proposals.

118	THE TARGET PORTFOLIO TRUST

Management of the Trust (Unaudited)

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (69), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Trustee since 1996(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Trustee since 1993(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

THE TARGET PORTFOLIO TRUST	119

Robin B. Smith (64), Trustee since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 1996(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3)Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

120	THE TARGET PORTFOLIO TRUST

Information pertaining to the Officers of the Trust is set forth below.

Officers(2)

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lori E. Bostrom (41), Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002).

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

THE TARGET PORTFOLIO TRUST	121

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	37.45%	–1.55%	8.50%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	39.53%	–0.06%	10.14%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 7.78% and the growth of a $10,000 investment would have been $23,175. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	34.35%	2.75%	9.35%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	36.38%	4.31%	11.01%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 9.63% and the growth of a $10,000 investment would have been $25,071. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	31.07%	–2.65%	3.83%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	33.05%	–1.17%	5.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 4.10% and the growth of a $10,000 investment would have been $14,938. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	44.91%	12.96%	10.34%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	47.10%	14.67%	12.01%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 10.62% and the growth of a $10,000 investment would have been $27,439. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a lesser-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Equity Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	26.84%	–2.00%	3.62%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	28.76%	–0.51%	5.19%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET International Equity Portfolio with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 3.88% and the growth of a $10,000 investment would have been $14,632. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE Index may differ substantially from the securities in the Portfolio. The MSCI EAFE Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Bond Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Since Inception
With TARGET Program Fee	4.26%	1.05%	2.28	%(2.24)

	One Year	Five Years	Since Inception
Without TARGET Program Fee	5.31%	2.06%	3.31	%(3.27)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET International Bond Portfolio with a similar investment in the Citigroup Non-U.S. World Government Bond Index–Hedged (Citigroup Non-U.S. WGBI–Hedged) and the Citigroup Non-U.S. World Government Bond Index–Unhedged (Citigroup Non-U.S. WGBI–Unhedged) by portraying the initial account values at the commencement of operations (May 17, 1994) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return since inception would have been 1.92% and the growth of a $10,000 investment would have been $12,011. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. Without waiver of fees and/or expense subsidization, the Portfolio’s returns would have been lower, as indicated in parentheses.

The Citigroup Non-U.S. WGBI–Hedged is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. The Citigroup Non-U.S. WGBI–Unhedged is an unmanaged index of approximately 600 high-quality bonds issued in several different currencies. It gives a broad look at how foreign bonds have performed. The indexes’ total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Total Return Bond Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	5.17%	5.75%	6.07%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	6.22%	6.81%	7.14%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit (Govt/Credit Bond) Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 5.98% and the growth of a $10,000 investment would have been $18,935. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment-grade debt issues without at least $100 million par amount outstanding and with at least one year to final maturity. The Lehman Brothers Govt/Credit Bond Index is an index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bonds have performed. .These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	3.54%	5.44%	5.65%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	4.58%	6.50%	6.71%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index (formerly Lehman Brothers Int. Govt/Credit Bond Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 5.28% and the growth of a $10,000 investment would have been $16,731. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Lehman Brothers Int. Govt/Credit Bond Index is a weighted index comprising securities issued by the U.S. government and its agencies, and securities publicly issued by corporations, with 1 to 10 years remaining to maturity and rated investment grade. The Lehman Brothers Int. Govt/Credit Bond Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the Lehman Brothers Int. Govt/Credit Bond Index may differ substantially from the securities in the Portfolio. The Lehman Brothers Int. Govt/Credit Bond Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

Average Annual Total Returns as of 12/31/03
	One Year	Five Years	Ten Years
With TARGET Program Fee	1.18%	4.89%	5.48% (5.47)

	One Year	Five Years	Ten Years
Without TARGET Program Fee	2.20%	5.94%	6.54% (6.53)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Mortgage Backed Securities Portfolio with a similar investment in the Lehman Brothers Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 5.11% and the growth of a $10,000 investment would have been $16,485. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. Without waiver of management fees and/or expense subsidizations, the Portfolio’s average annual total returns would have been lower, as indicated in parentheses.

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by the mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an index of 30- and 15-year mortgage-related securities issued by U.S. government agencies. It gives a broad look at how mortgage-backed securities have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

■ MAIL	■ TELEPHONE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852

TRUSTEES
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•Lori E. Bostrom, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Columbus Circle Investors LLC	Metro Center One Station Plaza Stamford, CT 06902

	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Fischer Francis Trees & Watts, Inc.	200 Park Avenue New York, NY 10166

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management Inc.	522 Fifth Avenue New York, NY 10036

	Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112

	NFJ Investment Group L.P.	2121 San Jacinto Suite 1840 Dallas, TX 75201

	Oak Associates, Ltd.	3875 Embassy Parkway Suite 250 Akron, OH 44333

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Wellington Management Company, LLP	75 State Street Boston, MA 02109

	Westcap Investors, LLC	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the portfolios’ holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The TARGET Portfolio Trust
	Nasdaq	CUSIP		Nasdaq	CUSIP

Large Capitalization Growth	TALGX	875921207	Large Capitalization Value	TAXVX	875921108
Small Capitalization Growth	TASGX	875921405	Small Capitalization Value	TASVX	875921306

International Equity	TAIEX	875921504	International Bond	TIBPX	875921876
Total Return Bond	TATBX	875921884	Intermediate-Term Bond	TAIBX	875921801

Mortgage Backed Securities	TGMBX	875921702	U.S. Government Money Market	PUGXX	875921603

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

The TARGET Portfolio Trust
	Nasdaq	CUSIP		Nasdaq	CUSIP

Large Capitalization Growth	TALGX	875921207	Large Capitalization Value	TAXVX	875921108
Small Capitalization Growth	TASGX	875921405	Small Capitalization Value	TASVX	875921306

International Equity	TAIEX	875921504	International Bond	TIBPX	875921876
Total Return Bond	TATBX	875921884	Intermediate-Term Bond	TAIBX	875921801

Mortgage Backed Securities	TGMBX	875921702	U.S. Government Money Market	PUGXX	875921603

TMF158E        IFS-A088432

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-1495, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

Form N-CSR, Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $176,000 (for ten portfolios in the series) for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve.

The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the

Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required in this filing

Item 8 – Reserved

Item 9 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Target Portfolio Trust

By (Signature and Title)*	/s/ Lori E. Bostrom

Lori E. Bostrom
Secretary

Date	February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice
President and Principal Executive Officer

Date	February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 23, 2004

*	Print the name and title of each signing officer under his or her signature.